                                   FORM N-CSR


ITEM 1.   REPORTS TO STOCKHOLDERS.

                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR
              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8370

                                 MCMORGAN FUNDS
               (Exact name of Registrant as specified in charter)

                           One Bush Street, Suite 800
                             San Francisco, CA 94104
               (Address of principal executive offices) (Zip code)

                                 Teresa Matzelle
                                 Vice President
                             McMorgan & Company LLC
                           One Bush Street, Suite 800
                             San Francisco, CA 94104
                     (Name and address of agent for service)

  Copies to:
  Bibb L. Strench, Esq.                     Michael Hession, Esq.
  Stradley, Ronon, Stevens & Young LLP      New York Life Investment
  1220 19th Street, NW Suite 600            Management LLC
  Washington, DC 20036                      169 Lackawanna Avenue
                                            Parsippany, NJ 07054


 Registrant's telephone number, including area code:   (800) 788-9485

 Date of fiscal year end: June 30

 Date of reporting period:  June 30, 2004

                    MCMORGAN FUNDS


                    ANNUAL REPORT

                    June 30, 2004

                    Principal Preservation Fund
                    Intermediate Fixed Income Fund
                    Fixed Income Fund
                    High Yield Fund
                    Balanced Fund
                    Equity Investment Fund


                    The McMorgan Funds are offered by NYLIFE Distributors LLC 169 Lackawanna Avenue, Parsippany, NJ 07054.


                               [GRAPHIC OMITTED]

                            EXPERIENCE IS ESSENTIAL





                               [GRAPHIC OMITTED]

                           Letter From The Treasurer

Dear Shareholder,

Although quite volatile at times, the year ending June 30, 2004 was a positive one for stock market returns. Some of the trends from 2003 have carried into 2004--small capitalization stocks and lower quality companies continued to outperform. However, the exuberance experienced last year has diminished, as market rallies have been met by market sell-offs. After the upswing in the second half of 2003, the equity market traded in a tight range for much of the first half of 2004.

Looking forward, we see an environment of good, but decelerating earnings growth. We expected earnings to exceed consensus expectations entering 2004, but have been surprised by the magnitude. First quarter year-over-year earnings growth was 27% (versus expectations of 13.5% on January 1st), and the second quarter is expected to post growth of close to 20%. Earnings have been so strong recently that the pace of growth will have to slow, although the overall level of earnings should remain high. In an environment of rising interest rates and decelerating earnings, high quality and large capitalization stocks tend to outperform, and the McMorgan Funds are positioned to benefit in this environment.

In bonds, the year ending June 30, 2004 provided flat to slightly negative returns based on average maturity. An economic recovery that was slow to develop and looked shaky in early 2004 picked up steam in the second quarter and looks to be self-sustaining. The focus of the bond market has been on inflation, as most market participants worry that a response to rising inflation will spell trouble for fixed income returns. Inflation data has increased slightly in recent months, but core consumer prices remain subdued. The Fed moved from a "patient" stance on monetary policy and validated the recent rise in rates by beginning what they feel will be a "measured" tightening cycle on June 30th. Looking forward, short term interest rates should move higher, but not high enough to spell trouble for the bond or stock markets.

In other news, McMorgan Funds recently celebrated its 10 year anniversary. In July 1994, we created the Funds with a specific goal in mind: serve investors seeking consistent results over time and low management fees. We also wanted to bring McMorgan & Company investment strategies, previously available to only large institutional investors, to smaller institutional investors and individuals.

Ten years later, we believe we are achieving our goal. In an environment with thousands of mutual fund options, investors like you have found McMorgan Funds a desirable investment alternative.

In one of our very first reports to investors, we made the following commitment:

"We will do everything in our power to ensure that our shareholders are never exposed to unnecessary risk, speculative investment, or the latest `investment fad.' The rigorous implementation of our investment approach and dedication to service will remain firm."

This commitment continues today, and will continue as long as we manage McMorgan Funds. Thank you for placing your trust and confidence in us. We look forward to serving your investment needs in the years ahead.

Sincerely,

/S/ Mark R. Taylor
-----------------------
Mark R. Taylor
Treasurer

                       MCMORGAN FUNDS ANNUAL REPORT 2004


Principal Preservation Fund
June 30, 2004

This portfolio of short-term, high-quality investments is composed of U.S. Treasury and government securities and other short-term vehicles. The Fund seeks principal preservation while providing maximum current income and maintaining liquidity. The Principal Preservation Fund is a money market fund and is appropriate for investors wishing to avoid principal fluctuations while earning interest income.

--------------------------------------------------------------------------------

Q: What factors affected the short-term bond market during the reporting period ending June 30, 2004?

A: During the first half of this year, the money markets began to adjust to indications of a more rapid economic expansion with a gradual improvement in labor markets. Inflation data has increased slightly in recent months, but core consumer prices remain subdued. The Federal Reserve held the funds rate steady at 1% for most of the reporting period, but with the economy on more secure footing and inflationary pressures muted, the Federal Reserve raised the funds rate to 1.25% on June 30, 2004. The move was one of the most widely telegraphed policy moves in recent memory.

Q: How has the growing economy affected the results of the portfolio?

A: Economic growth has led to expectations of a gradual increase in short-term rates, which has increased the overall yield of the portfolio. The 7-day current yield and 30-day SEC yield as of June 30, 2004 were 0.90% and 0.86%, respectively.

Q: Did the Fund change its asset class weightings?

A: The fund has increased its allocation to high quality short-dated commercial paper based on the attractive yields relative to government securities. Allocation to government issues has been reduced.

Q: How did the Principal Preservation Fund invest during the reporting period?

A: The Fund reduced its average maturity in anticipation of rising short-term interest rates. The Fund also continued to seek maximum current income, consistent with the preservation of capital.

Q: What do you anticipate going forward?

A: We expect the Federal Reserve to continue raising short-term interest rates at a gradual pace that is broadly consistent with current money forward curves. The Fed notes that even after this latest move, monetary policy remains accommodative. The language of the announcement also did not contain any major surprises, reiterating the view that inflation should remain low enough to remove policy accommodation at a "measured" pace while reaffirming the commitment to maintain price stability. We are maintaining a relatively short maturity profile in order to take advantage of a gradual increase in short term rates and a modest steepening of the yield curve.

            MCMORGAN PRINCIPAL PRESERVATION FUND AS OF JUNE 30, 2004


Diversification

[PIE CHART]

Repurchase Agreement 4%
Bond 1%
Gov't 33%
Commercial Paper 62%



Credit Quality++

[PIE CHART]

A-2/P-2 3%
A-1/P-1 64%
Gov't 33%



Maturity

[PIE CHART]

1-15 days 60%
16-30 days 7%
31-90 days 12%
91+ days 21%



Average Annual Return (%)
                                         One      Three      Five       Since
                                         Year     Years      Years    Inception*
                                         ----     -----      -----    ---------
McMorgan Principal Preservation Fund     0.87      1.52       3.17      4.20

Principal Preservation Fund--Seven-Day Average Yield (%)



                                     [GRAPH]



PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

++Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself.
  Ratings by Moody's.
*The Fund's inception date was July 13, 1994.

                       MCMORGAN FUNDS ANNUAL REPORT 2004


INTERMEDIATE FIXED INCOME FUND

NASDAQ SYMBOL: MCMNX  |  JUNE 30, 2004

This Fund invests in high-quality, investment grade corporate, government and mortgage-backed bonds, seeking to deliver above-average returns consistent with maintaining liquidity and preserving capital. Unlike a money market fund, the Intermediate Fixed Income Fund does not seek a stable net asset of $1 per share and is not suitable for investors seeking consistent principal stability.

--------------------------------------------------------------------------------

Q: How did the Fund's results compare to the Fund's benchmark?

A: For the twelve-month period ending June 30, 2004, the Fund produced a total return of -0.64% versus -0.06% for the Lehman Brothers Intermediate Government/Credit Index.

Q: What factors affected the bond market during the reporting period?

A: Over the past 12 months, bond yields trended irregularly higher due to growing evidence of sustainable economic growth and growing concerns of higher inflation. The yield curve flattened considerably during the reporting period, as the Fed finally made its inaugural tightening move. The Federal Reserve held the Federal Funds rate steady at 1% for most of the reporting period, but with the economy on more secure footing and inflationary pressures muted, the Federal Reserve raised the funds rate to 1.25% on June 30, 2004.

Q: Were there any factors that had a negative impact on performance?

A: The Fund's duration relative to the benchmark detracted from returns. Above benchmark durations in July 2003 and March 2004 were negative as yields increased sharply, but in other periods yields were flat to lower resulting in positive contributions.

   An emphasis on intermediate maturities for most of the period was neutral as the shape of the yield curve flattened moderately over the period. However, this positioning enhanced security returns via "roll down," or price appreciation as bonds are revalued at lower yields over time, given the steepness of the yield curve.

Q: Were there any holdings or sectors that had a positive impact on performance?

A: An emphasis on mortgage-backed securities had a moderately positive performance impact. Increasing allocation to the sector in late 2003 added to returns, although negative security selection partially offset this effect.

   An overweight in corporate bonds was positive, as strengthening fundamentals and strong demand for investment grade credit drove spreads tighter.

   Substituting TIPS (Treasury Inflation Protected Securities) for nominal Treasuries was a strong positive, particularly in 2003, as real yields fell throughout the period.

          MCMORGAN INTERMEDIATE FIXED INCOME FUND AS OF JUNE 30, 2004

Diversification

[PIE CHART]

Cash 2%
Corporate 45%
Gov't 36%
Mortgage 17%



Bond Quality++

[PIE CHART]

Gov't 54%
Aaa 2%
Aa 9%
A 17%
Baa 18%



Maturity

[PIE CHART]

1-5 years 50%
5-10 years 44%
10 years 0%
Short Term 6%



Average Annual Returns* (%)

                                                         One      Three      Five       Since
                                                         Year     Years      Years    Inception**
                                                         ----     -----      -----    -----------
McMorgan Intermediate Fixed Income Fund                 -0.64      4.95      5.91       6.25
McMorgan Intermediate Fixed Income Fund (Class Z)       -0.91       N/A       N/A       4.12
Lehman Brothers Intermediate Gov't/Credit Index         -0.07      6.21      6.75       6.84

Intermediate Fixed Income Fund--Growth Of $1,000



                                     [GRAPH]



This chart reflects a hypothetical investment of $1,000 with reinvestment of dividends and capital gains. Ratings such as "Aaa" refer to individual bonds and not to the Fund.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

++Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself.
  Ratings by Moody's.
*Before taxes on distributions or redemption of Fund shares.
**The Fund's inception date for Class McMorgan shares was July 14, 1994 and the inception date for Class Z shares was September 4, 2001.

                       MCMORGAN FUNDS ANNUAL REPORT 2004


FIXED INCOME FUND

NASDAQ SYMBOL: MCMFX  |  JUNE 30, 2004

This diversified portfolio invests in high-quality corporate, government and mortgage-backed bonds, with average remaining maturities of up to 30 years. The average weighted portfolio maturity is generally between 5 to 10 years. The fund seeks above-average returns consistent with maintaining liquidity and preserving capital.

--------------------------------------------------------------------------------

Q: What factors affected the bond market during the reporting period ending June
   30, 2004?

A: Over the past 12 months, bond yields trended irregularly higher due to growing evidence of sustainable economic growth and growing concerns of higher inflation. The yield curve flattened considerably during the reporting period, as the Fed finally made its inaugural tightening move. The Federal Reserve held the Federal Funds rate steady at 1% for most of the reporting period, but with the economy on more secure footing and inflationary pressures muted, the Federal Reserve raised the funds rate to 1.25% on June 30, 2004.

Q: How did the Fund perform compared to its benchmark during the reporting period?

A: Over the twelve month period ending June 30, 2004, interest rates rose significantly as the economy strengthened and concerns over deflation dissipated. The Fund's duration relative to the benchmark detracted from returns. Above benchmark durations in July 2003 and March 2004 were negative as yields increased sharply, but in other periods yields were flat to lower resulting in positive contributions. For the twelve-month period ended June 30, 2004, the Fund produced a total return of -1.29% versus -0.71% for the Lehman Brothers Government/Credit Index.

Q: Were there any particular holdings or sectors that enhanced or detracted from results?

A: An emphasis on intermediate maturities for most of the period was neutral as the shape of the yield curve flattened moderately over the period. However, this positioning enhanced security returns via "roll down," or price appreciation as bonds are revalued at lower yields over time, given the steepness of the yield curve.

   An emphasis on mortgage-backed securities had a moderately positive performance impact. Increasing allocation to the sector in late 2003 added to returns, although negative security selection partially offset this effect.

   An overweight in corporate bonds was positive, as strengthening fundamentals and strong demand for investment grade credit drove spreads tighter.

   Substituting TIPS (Treasury Inflation Protected Securities) for nominal Treasuries was a strong positive, particularly in 2003, as real yields fell throughout the period.

                 MCMORGAN FIXED INCOME FUND AS OF JUNE 30, 2004

Diversification

[PIE CHART]

Cash 3%
Corporate 45%
Gov't 31%
Mortgage 21%



Bond Quality++

[PIE CHART]

Gov't 53%
Aaa 2%
Aa 7%
A 18%
Baa 20%



Maturity

[PIE CHART]

1-5 years 14%
5-10 years 59%
10+ years 11%
Short Term 16%



Average Annual Returns* (%)

                                          One     Three     Five       Since
                                          Year    Years     Years    Inception**
                                         ------  -------   -------   -----------
McMorgan Fixed Income Fund               -1.29    6.03      6.57        6.92
McMorgan Fixed Income Fund (Class Z)     -1.53    5.78       N/A        5.38
Lehman Brothers Government/Credit Index  -0.72    6.74      7.11        7.37


Fixed Income Fund--Growth Of $1,000



                                     [GRAPH]




This chart reflects a hypothetical investment of $1,000 with reinvestment of dividends and capital gains. Ratings such as "Aaa" refer to individual bonds and not to the Fund.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

++Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.
*Before taxes on distributions or redemption of Fund shares.
**The Fund's inception date for Class McMorgan shares was July 14, 1994 and the inception date for Class Z shares was February 1, 2001.

                       MCMORGAN FUNDS ANNUAL REPORT 2004



HIGH YIELD FUND

NASDAQ SYMBOL: MCMHX  |  JUNE 30, 2004

The Fund normally invests at least 80% of its net assets in high yield debt securities. The Fund invests in securities that are rated below investment grade, or that are unrated but that are considered to be of comparable quality by the advisor. The Fund will invest in securities with average remaining maturities of up to 30 years. The average weighted portfolio maturity will generally be between four and ten years. The fund is sub-advised by Securities Investment, a division of New York Life Investment Management, LLC.

--------------------------------------------------------------------------------

Q: How has the high yield bond market  performed?

A: Through the first six months of 2004, the high yield market returned a modest
   1.4%, a sharp contrast to 2003 when the market posted an extraordinary 29.0% return.

Q: What factors affected the market since the inception of the fund in November
   2003?

A: Since the fund's inception, the high yield market has endured an unusually high level of volatility. Driven by continued strong investor demand, 2003 ended on a high note. The enthusiasm carried into January, but a reversal in investor sentiment set in toward the end of the month as uncertainties regarding job growth, rising interest rates, high oil prices, and terrorism weighed heavily on increasingly risk averse investors. Faced with these concerns, investors sought safety in higher quality assets from February through May. High yield mutual funds experienced $11 billion of outflows in the first half of the year; meanwhile, companies issued $67 billion of new debt, hoping to capitalize on low interest rates. The resulting supply/demand imbalance negatively impacted the high yield market, particularly the lower rated issuers.

Q: How has the fund performed during these market conditions?

A: The fund was established on November 3, 2003. We used the period from November 3 through November 30 to purchase the securities for the mutual fund. During this "ramp up" period, we held unusually high cash balances and incurred significant transaction costs to build the portfolio. As a result, the returns during the "ramp up" period are not meaningful.

   For the subsequent seven-month period, December 1, 2003 through June 30, 2004, the fund gained 3.61%, in line with its benchmark, the Lehman Brothers High Yield Index, which rose 3.65%.

Q: What sectors helped or hurt the fund's performance?

A: The fund benefited from its overweight to the chemicals and building products industries. Chemical companies outperformed during the quarter as the sector appears to be on its way to a cyclical recovery.

   Exposures to the telecom and media sectors were the biggest relative detractors from fund performance.

Q: How is the High Yield Fund positioned going forward?

A: At quarter end, the portfolio is positioned with a bullish bias. We believe that the economy will continue to improve and that companies will continue to report positive quarterly earnings. Credit conditions are improving as default rates, which stand at 3.8%, are well below the credit cycle's peak of 11.6% in 2002 and are expected to decline to 3.0% by the end of 2004. Our constructive view on the market and cautious stance on interest rates leads us to maintain the fund's underweight position in BB-rated securities in favor of B-rated securities. Finally, given the event driven nature of individual security movements,we will seek to increase the diversity of the portfolio.

                  MCMORGAN HIGH YIELD FUND AS OF JUNE 30, 2004

Diversification

[PIE CHART]

Cash 1%
Bonds 96%
Preferred Stocks 3%



Bond Quality++

[PIE CHART]

B 59%
Ba 14%
Ca 2%
Caa 22%
NR 3%



Maturity

[PIE CHART]

3-5 years 11%
5-10 years 79%
10+ years 8%
0-3 years 2%



Average Annual Returns* (%)

                                     One       Three     Five         Since
                                     Year      Years     Years      Inception**
                                    ------    -------   -------    -----------
McMorgan High Yield Fund              N/A        N/A      N/A         4.23
Lehman Brothers High Yield Index      N/A        N/A      N/A         5.22



High Yield Fund--Growth Of $1,000



                                     [GRAPH]



This chart reflects a hypothetical investment of $1,000 with reinvestment of dividends and capital gains. Ratings such as "B" refer to individual bonds and not to the Fund.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

++Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself.
  Ratings by Moody's.
*Before taxes on distributions or redemption of Fund shares.
**The Fund's inception date for Class McMorgan shares was November 3, 2003.

                       MCMORGAN FUNDS ANNUAL REPORT 2004


BALANCED FUND

NASDAQ SYMBOL: MCMBX  |  JUNE 30, 2004

This portfolio of stocks, bonds and cash focuses on capital appreciation, creating current income, and preservation of capital. This fund is diversified among different kinds of securities, with approximately 60% of the assets invested in equities and 40% in bonds over the long term. The mix of securities will change based on existing and anticipated market conditions.

--------------------------------------------------------------------------------

Q: How did the Balanced Fund invest during the reporting period? Were there any significant shifts in the Fund's asset allocation?

A: In early 2003, the Fund's allocation to equities was increased. The equity allocation had been below the neutral level during much of the stock market downturn. The equity allocation was shifted to above neutral near the start of the market rally and this higher weighting was maintained over the past year.

Q: What were the most significant contributors to the Balanced Fund's equity results during the reporting period?

A: Energy, Materials, and Industrials were the best performing economic sectors over the past year; a positive bias in each of these economic sectors helped contribute to performance. Two factors weighed on performance during the period--quality and capitalization size. The market rally that began in March, 2003 was lead by low quality companies and small to mid-capitalization companies, and this trend continued into 2004.

Q: How did the fixed income portion of the Fund perform?

A: During the year ending June 30, 2004, interest rates rose significantly as the economy strengthened and concerns over deflation dissipated. For the twelve-month period ended June 30, 2004, the fixed income portion of the Fund produced a total return of -1.29% versus -0.71% for the Lehman Brothers Government/Credit Index. The Fund's duration relative to the benchmark detracted from returns.

Q: Were there any significant transactions during the reporting period?

A: During the second half of 2003, assets were shifted toward cyclical companies and industries that were poised to benefit from better economic and earnings growth. As a result, there is a slight emphasis on the Materials, Industrials, and Information Technology sectors. The weighting in Consumer Staples was reduced due to less attractive valuations.

Q: How is the Balanced Fund positioned going forward?

A: The allocation to equities remains slightly above neutral, as our outlook for the equity market remains positive. Strong earnings reports over the past year have provided a good fundamental foundation for the equity market, and the S&P 500 is trading at a favorable valuation versus its ten-year average. Cyclical companies, in particular, have experienced very strong earnings growth in recent quarters. The economy continues to grow, which should provide for better earnings going forward (although the growth rate is likely to slow). In fixed income, the Fund is positioned neutrally with respect to duration with overweight positions in mortgages and credit. The Fund continues to focus on the intermediate portion of the yield curve.

                   MCMORGAN BALANCED FUND AS OF JUNE 30, 2004

Asset Allocation

[PIE CHART]

Cash 1%
Stocks 64%
Bonds 35%


Bond Quality++

[PIE CHART]

Gov't 58%
Aaa 1%
Aa 7%
A 15%
Baa 19%


Ten Largest Holdings (%)
--------------------------------------------------
Citigroup, Inc.                                3.8
--------------------------------------------------
Intel Corp.                                    3.2
--------------------------------------------------
Pfizer, Inc.                                   3.1
--------------------------------------------------
Tyco Intl. Ltd. New                            3.1
--------------------------------------------------
Microsoft Corp.                                3.0
--------------------------------------------------
Exxon Mobil Corp.                              2.5
--------------------------------------------------
Cisco Systems, Inc.                            2.5
--------------------------------------------------
General Electric Co.                           2.4
--------------------------------------------------
Merrill Lynch & Co., Inc.                      2.3
--------------------------------------------------
Amgen Inc.                                     2.2
--------------------------------------------------
Total                                         28.1

Average Annual Returns* (%)

                                            One     Three     Five     Since
                                            Year    Years    Years   Inception**
                                           ------  -------  -------  -----------
McMorgan Balanced Fund                      9.50     0.68      0.46      9.27
McMorgan Balanced Fund (Class Z)            9.17     0.41      N/A      -1.02
Lehman Brothers Government/Credit Index    -0.72     6.74      7.11      7.37
Standard & Poor's 500 Index                19.11    -0.69     -2.20     11.64


Balanced Fund--Growth Of $1,000


                                     [GRAPH]


This chart reflects a hypothetical investment of $1,000 with reinvestment of dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

++ Ratings such as "Aaa" refer to individual bonds, and not to the Fund itself. Ratings by Moody's.
*     Before taxes on distributions or redemption of Fund shares.
** TheFund's inception date for Class McMorgan shares was July 14, 1994 and the inception date for Class Z shares was January 25, 2001.

MCMORGAN FUNDS ANNUAL REPORT 2004

EQUITY INVESTMENT FUND
NASDAQ SYMBOL: MCMEX  |  JUNE 30, 2004

This portfolio of high-quality stocks focuses on selecting companies that demonstrate strong management, sustained earnings, growth potential, and the ability to pay above-average dividends. Since the Equity Investment Fund is comprised primarily of stocks, it assumes greater risk but also enjoys greater potential for capital growth and appreciation over the long term. The portfolio is well diversified among common stocks of U.S. companies.

--------------------------------------------------------------------------------

Q: What factors affected the stock market during the reporting period ending
   June 30, 2004?

A: Last year's market rally was powered by a quick end to the initial stages of the Iraq war, lower interest rates, and additional tax cuts. Fiscal and monetary actions were helpful in averting a double-dip recession and helped power growth during the second half of the year. Third quarter GDP growth was particularly strong at 8.2%. Despite earnings that have significantly exceeded expectations, returns for the first half of 2004 have been below average. Investors have quickly discounted the good news and are anticipating an environment of higher interest rates, decelerating earnings growth and slower productivity. Geopolitical events have also weighed on the market.

Q: How did corporate earnings fare during the reporting period?

A: Corporate earnings posted strong gains over the past year on the back of simulative fiscal and monetary policy. Profit margins responded positively to the combination of good sales growth and high productivity levels. Companies that retrenched during the downturn were slow to aggressively hire new employees, which helped margins. As a result, profit as a percent of GDP is near 40 year highs, and companies are now flush with cash. First quarter S&P 500 earnings were particularly strong, posting 28.6% year-over-year earnings growth, powered mostly by cyclical industries and energy.

Q: Why did the Fund lag its benchmark over the reporting period?

A: Two factors weighed heavily on performance during the period--quality and capitalization size. The market rally that began in March, 2003 was led by low quality companies and small to mid-capitalization companies, and this trend continued into 2004. Although the market occasionally experiences periods of outperformance by low quality stocks, the longer term trend clearly favors high quality companies that exhibit a history of consistent earnings.

Q: Were there any significant shifts in sector allocation during the reporting period?

A: Economic sectors are over/underweighted, but the deviations between the portfolio and the index are not large (which is consistent with the risk control orientation of the fund). During the second half of 2003, assets were shifted toward cyclical companies and industries that were poised to benefit from better economic and earnings growth experienced throughout the time period. As a result, there is a slight emphasis on the Materials, Industrials, and Information Technology sectors. The weight in Consumer Staples was reduced due to less attractive valuations.

Q: How was the Equity Investment Fund positioned at the end of the reporting period?

A: The Fund has maintained a bias toward high quality and large capitalization companies. We believe high quality and large capitalization companies will perform better in an environment of higher rates and decelerating earnings growth, particularly after underperforming low quality and small capitalization companies during the market rally. The Fund is also positioned to benefit from continued economic and earnings growth, with a slight emphasis on sectors with cyclical exposure.

MCMORGAN EQUITY INVESTMENT FUND AS OF JUNE 30, 2004


-------------------------------   ----------------------------     -------------------------------------------
Ten Largest Holdings (%)          Sector Weightings (%)            Portfolio Characteristics
-------------------------------   ----------------------------     -------------------------------------------
Citigroup, Inc.            4.0    Energy                   7.7     P/E Ratio (Trailing)              29.52
------------------------------    ----------------------------     ---------------------------------------
Pfizer, Inc.               3.2    Materials                4.1     Historical Beta                    1.00
------------------------------    ----------------------------     ---------------------------------------
Microsoft Corp.            3.0    Industrials             12.1     Market Weighted Capitalization  $102.7 bil
------------------------------    ----------------------------     ---------------------------------------
Intel Corp.                3.0    Consumer Discretionary   9.3     Number of Issues                81
------------------------------    ----------------------------     ---------------------------------------
Exxon Mobil Corp.          2.9    Consumer Staples        10.8
------------------------------    ----------------------------
General Electric Co.       2.8    Healthcare              14.4
------------------------------    ----------------------------
Tyco Intl Ltd New          2.8    Financials              19.0
------------------------------    ----------------------------
US Bancorp                 2.4    Information Technology  19.0
------------------------------    ----------------------------
Cisco Systems, Inc.        2.1    Telecomm Service         2.0
------------------------------    ----------------------------
Merrill Lynch & Co., Inc.  2.1    Utilities                1.6
------------------------------    ----------------------------
Total                     28.3    Total                  100.0


Average Annual Returns* (%)

                                            One    Three    Five       Since
                                            Year    Year    Years    Inception**
                                           ------  ------  -------   -----------
McMorgan Equity Investment Fund             15.11  -4.15    -4.73      9.93
McMorgan Equity Investment Fund (Class Z)   14.78  -4.40    N/A        -7.10
Standard & Poor's 500                       19.11  -0.69    -2.20      11.64


Equity Investment Fund--Growth Of $1,000



                                     [GRAPH]



This chart reflects a hypothetical investment of $1,000 with reinvestment of dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DUE TO MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE LESS OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION, PLEASE VISIT WWW.MCMORGANFUNDS.COM.

*  Before taxes on distributions or redemption of Fund shares.
** The Fund's inception date for Class McMorgan shares was July 14, 1994 and the inception date for Class Z shares was February 1, 2001.

PRINCIPAL PRESERVATION FUND


PORTFOLIO OF INVESTMENTS
JUNE 30, 2004
FIXED INCOME SECURITIES 100.0%
U.S. GOVERNMENT AGENCY NOTES 32.9%


                                                        PRINCIPAL     AMORTIZED
                                                          AMOUNT         COST
                                                        ------------------------
Federal Home Loan Mortgage
 Corporation (Discount Notes) - 14.5%
 1.07%, due 9/9/04 .................................    $3,000,000   $ 2,993,758
 1.20%, due 10/19/04 ...............................     3,470,000     3,457,277
 1.25%, due 9/7/04 .................................     4,000,000     3,990,556
 1.30%, due 2/8/05 .................................     2,000,000     1,983,967
 1.32%, due 11/4/04 ................................     2,000,000     1,990,760
 1.36%, due 12/30/04 ...............................     5,000,000     4,965,622
                                                                     -----------

                                                                      19,381,940
                                                                     -----------

Federal National Mortgage
 Association (Discount Notes) - 18.4%
 1.10%, due 8/4/04 .................................     5,000,000     4,994,805
 1.19%, due 2/4/05 .................................     3,000,000     2,978,473
 1.21%, due 2/4/05 .................................     2,000,000     1,985,406
 1.24%, due 1/7/05 .................................     2,000,000     1,986,911
 1.27%, due 2/4/05 .................................     1,250,000     1,240,387
 1.29%, due 1/7/05 .................................     3,000,000     2,979,575
 1.35%, due 10/15/04-3/28/05 .......................     4,500,000     4,460,587
 1.36%, due 9/13/04 ................................     4,000,000     3,988,818
                                                                     -----------

                                                                      24,614,962
                                                                     -----------

Total U.S. Government Agency Notes
 (Cost $43,996,902) ................................                  43,996,902
                                                                     -----------

BONDS - 1.0%
Ford Motor Credit Co.
 6.70%, due 7/16/04(b) .............................     1,300,000     1,302,450
                                                                     -----------

Total Bonds
 (Cost $1,302,450) .................................                   1,302,450
                                                                     -----------
COMMERCIAL PAPER - 61.7%
Altria Group, Inc.
 1.64%, due 7/13/04 ................................     1,300,000     1,299,289
Bristol-Myers Squibb Co.
 1.22%, due 7/8/04(a) ..............................     6,000,000     5,998,577
CIT Group, Inc.
 1.04%, due 7/2/04 .................................     3,330,000     3,329,904
Cargill, Inc.
 1.41%, due 7/1/04(a) ..............................     6,000,000     6,000,000
DaimlerChrysler NA Holdings
 1.45%, due 7/19/04 ................................     1,300,000     1,299,058
General Electric Capital Co.
 1.22%, due 7/8/04 .................................     2,000,000     1,999,526
General Electric Capital Services
 1.06%, due 7/12/04 ................................     2,000,000     1,999,352
General Motors Acceptance Corp.
 1.25%, due 7/7/04 .................................     1,300,000     1,299,729


                                                       PRINCIPAL      AMORTIZED
                                                         AMOUNT         COST
                                                       -------------------------
COMMERCIAL PAPER (continued)
Genworth Financial, Inc.
 1.21%, due 7/8/04(a) .............................    $6,000,000   $  5,998,588
Honeywell International
 1.05%, due 7/2/04(a) .............................     6,000,000      5,999,825
J.P. Morgan Chase & Co.
 1.18%, due 7/2/04 ................................     2,167,000      2,166,929
Massmutual Funding LLC
 1.13%, due 7/7/04(a) .............................     6,000,000      5,998,870
Old Republic Capital Corp.
 1.06%, due 7/13/04(a) ............................     2,000,000      1,999,293
 1.07%, due 7/13/04(a) ............................     1,575,000      1,574,438
PepsiAmericas, Inc.
 1.12%, due 7/6/04 ................................     4,000,000      3,999,378
Rockwell Collins, Inc.
 1.43%, due 7/1/04(a) .............................     6,000,000      6,000,000
Southern Co. (The)
 1.15%, due 7/7/04(a) .............................     6,000,000      5,998,850
Time Warner Cable, Inc.
 1.40%, due 7/16/04(a) ............................     1,300,000      1,299,242
Torchmark Corp.
 1.37%, due 7/21/04(a) ............................     6,000,000      5,995,433
Total Financial Elf Capital
 1.42%, due 7/1/04(a) .............................     6,000,000      6,000,000
Tribune Co.
 1.10%, due 7/12/04(a) ............................     3,000,000      2,998,992
 1.40%, due 7/1/04(a) .............................     3,000,000      3,000,000
                                                                    ------------
Total Commercial Paper
 (Cost $82,255,273) ...............................                   82,255,273
                                                                    ------------
Repurchase Agreement - 4.4%
Bank of America Corp.
 1.15%, due 7/1/04(d) .............................     5,830,000      5,830,000
                                                                    ------------

Total Repurchase Agreement
 (Cost $5,830,000) ................................                    5,830,000
                                                                    ------------

Total Fixed Income Securities
 (Cost $133,384,625)(c) ...........................         100.0%   133,384,625
Liabilities in Excess of
 Cash and Other Assets ............................          (0.0)(e)     (2,306)
                                                       ----------   ------------
Net Assets ........................................         100.0%  $133,382,319
                                                       ==========   ============
(a) May be sold to institutional investors only.
(b) Coupon interest bearing security.
(c) At June 30, 2004, cost is identical for book and federal income tax purposes.
(d) Collateralized by Federal National Mortgage Association $6,055,000 par
    value, 1.65%, due 4/29/05, value $5,946,616.
(e) Less than one tenth of a percent.



See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS

PRINCIPAL PRESERVATION FUND



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004

ASSETS:
 Investments in securities at value
   (cost $133,384,625) ..........................................   $133,384,625
 Cash-interest bearing accounts .................................          7,943
 Receivable for fund shares sold ................................        562,485
 Interest receivable ............................................         40,106
 Other assets ...................................................         19,936
                                                                    ------------
    Total assets ................................................    134,015,095
                                                                    ------------
LIABILITIES:
 Fund shares redeemed ...........................................        570,850
 Transfer agent fees payable ....................................         43,208
 Administration fees payable ....................................          5,622
 Accounting fees payable ........................................          3,699
 Distributions payable ..........................................            766
 Accrued expenses ...............................................          8,631
                                                                    ------------
    Total liabilities ...........................................        632,776
                                                                    ------------
Net Assets ......................................................   $133,382,319
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $133,370,081
 Accumulated undistributed net realized gain on
   investments ..................................................         12,238
                                                                    ------------
                                                                    $133,382,319
                                                                    ============
Net Assets:
 Class McMorgan .................................................   $133,382,319
                                                                    ============
Shares Outstanding:
 Class McMorgan .................................................    133,387,615
                                                                    ============
Net asset value and redemption price per share:
 Class McMorgan .................................................   $       1.00
                                                                    ============



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

INVESTMENT INCOME:
 Interest .........................................................   $1,744,200
                                                                      ----------
Expenses:
 Investment advisory fees (Note E) ................................      374,660
 Administration fees ..............................................       73,967
 Transfer agent fees ..............................................       50,339
 Accounting fees ..................................................       46,543
 Legal fees .......................................................       35,407
 Insurance fees ...................................................       21,825
 Registration expenses ............................................       21,186
 Custodian fees ...................................................       21,137
 Trustees fees ....................................................       17,763
 Report to shareholder expense ....................................       12,960
 Auditing fees ....................................................       11,499
 Miscellaneous expenses ...........................................        4,834
                                                                      ----------
    Total expenses ................................................      692,120
 Expenses reimbursed (Note E) .....................................     (242,530)
                                                                      ----------
    Net Expenses ..................................................      449,590
                                                                      ----------
Net Investment Income .............................................    1,294,610
                                                                      ----------
REALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments .................................       12,503
                                                                      ----------
Increase in net assets from operations ............................   $1,307,113
                                                                      ==========


See accompanying notes to financial statements.

PRINCIPAL PRESERVATION FUND



STATEMENT OF CHANGES IN NET ASSETS


                                                      FOR THE         FOR THE
                                                    YEAR ENDED       YEAR ENDED
                                                     06/30/04         06/30/03
                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income ........................    $   1,294,610   $   2,181,020
 Net realized gain on investments .............           12,503             309
                                                   -------------   -------------
 Increase in net assets .......................        1,307,113       2,181,329
                                                   -------------   -------------
Dividends and distributions to shareholders:
 From net investment income ...................       (1,294,610)     (2,181,020)
 From capital gains ...........................             (733)         (2,319)
                                                   -------------   -------------
 Total dividends and distributions to
   shareholders ...............................       (1,295,343)     (2,183,339)
                                                   -------------   -------------
Capital share transactions
 Net proceeds from sale of shares .............      263,633,884     309,330,274
 Net asset value of shares issued to
   shareholders in reinvestment of dividends
   and distributions ..........................        1,264,289       2,150,747
                                                   -------------   -------------
                                                     264,898,173     311,481,021
 Cost of shares redeemed ......................     (291,677,945)   (292,455,312)
                                                   -------------   -------------
 Increase (decrease) in net assets derived
   from capital share transaction ..............      (26,779,772)     19,025,709
                                                   -------------   -------------
 Total increase (decrease) in net assets ......      (26,768,002)     19,023,699
Net Assets:
 Beginning of year ............................      160,150,321     141,126,622
                                                   -------------   -------------
 End of year ..................................    $ 133,382,319   $ 160,150,321
                                                   =============   =============


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


PRINCIPAL PRESERVATION FUND


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


   The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.


                                                                                            CLASS MCMORGAN
                                                                   ----------------------------------------------------------------
                                                                    FOR THE       FOR THE       FOR THE      FOR THE       FOR THE
                                                                   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                    6/30/04       6/30/03       6/30/02      6/30/01       6/30/00
                                                                   ----------   ----------    ----------    ----------   ----------
Net asset value, beginning of year.............................     $   1.00     $   1.00      $   1.00      $   1.00      $  1.00
                                                                    --------     --------      --------      --------      -------
 Income from investment operations:
 Net investment income.........................................         0.01         0.01          0.02          0.06         0.05
 Net realized gain on investments..............................         0.00(a)      0.00(a)         --            --           --
                                                                    --------     --------      --------      --------      -------
    Total from investment operations...........................         0.01         0.01          0.02          0.06         0.05
                                                                    --------     --------      --------      --------      -------
 Less dividends and distributions:
 From net investment income....................................        (0.01)       (0.01)        (0.02)        (0.06)       (0.05)
 From capital gains............................................        (0.00)(a)    (0.00)(a)        --            --           --
                                                                    --------     --------      --------      --------      -------
    Total dividends and distributions..........................        (0.01)       (0.01)        (0.02)        (0.06)       (0.05)
                                                                    --------     --------      --------      --------      -------
Net asset value, end of year...................................     $   1.00     $   1.00      $   1.00      $   1.00      $  1.00
                                                                    ========     ========      ========      ========      =======
Total return...................................................         0.87%        1.30%         2.41%         5.88%        5.48%
Ratios/Supplemental Data
 Net assets, end of year (in 000's)............................     $133,382     $160,150      $141,127      $110,401      $71,038
 Ratio of expenses to average net assets before reimbursement
   and recovery of expenses by Advisor.........................         0.46%        0.43%         0.47%         0.49%        0.51%
 Ratio of expenses to average net assets after reimbursement of
   expenses by Advisor.........................................         0.30%        0.30%         0.30%         0.30%        0.30%
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor........................         0.70%        1.15%         2.16%         5.47%        5.11%
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor........................         0.86%        1.28%         2.33%         5.66%        5.32%

(a) Less than one cent per share


See accompanying notes to financial statements.

INTERMEDIATE FIXED INCOME FUND


PORTFOLIO OF INVESTMENTS
JUNE 30, 2004
FIXED INCOME SECURITIES 98.2%
CORPORATE BONDS 44.5%


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ------------------------
Consumer Discretionary - 6.5%
Cox Communications, Inc.
 6.75%, due 3/15/11 ................................    $1,765,000   $ 1,903,088
DaimlerChrysler North America
 Holdings, Inc.
 7.75%, due 1/18/11 ................................       910,000     1,017,016
General Motors Corp.
 7.20%, due 1/15/11 ................................     1,155,000     1,210,203
Liberty Media Corp.
 7.875%, due 7/15/09 ...............................     1,390,000     1,563,058
Tele-Communications, Inc.
 9.80%, due 2/1/12 .................................     2,485,000     3,115,449
Time Warner, Inc.
 6.75%, due 4/15/11 ................................     1,380,000     1,486,252
 6.875%, due 5/1/12 ................................       895,000       967,131
                                                                     -----------
                                                                      11,262,197
                                                                     -----------
Consumer Staples - 2.0%
Albertson's, Inc.
 7.50%, due 2/15/11 ................................     1,620,000     1,825,573
Kraft Foods, Inc.
 5.625%, due 11/1/11 ...............................     1,200,000     1,220,752
 6.25%, due 6/1/12 .................................       455,000       479,110
                                                                     -----------
                                                                       3,525,435
                                                                     -----------
Energy - 1.1%
Conoco Funding Co.
 6.35%, due 10/15/11 ...............................     1,700,000     1,849,702
                                                                     -----------
Financials - 22.9%
Aegon N.V.
 4.75%, due 6/1/13 .................................     1,385,000     1,321,018
Associates Corp. of North America
 6.25%, due 11/1/08 ................................       925,000       994,692
Bank of America Corp.
 5.875%, due 2/15/09 ...............................     2,085,000     2,215,713
Capital One Bank
 5.75%, due 9/15/10 ................................     1,975,000     2,029,676
CitiFinancial Credit Co.
 6.25%, due 1/1/08 .................................       675,000       726,647
Citigroup, Inc.
 7.25%, due 10/1/10 ................................     2,350,000     2,646,582
Countrywide Home Loans, Inc.
 3.25%, due 5/21/08 ................................     1,585,000     1,524,689
Credit Suisse FirstBoston USA, Inc.
 6.125%, due 11/15/11 ..............................     1,790,000     1,884,023
EOP Operating LP
 8.10%, due 8/1/10 .................................     1,460,000     1,669,684


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ------------------------
Financials (continued)
Ford Motor Credit Co.
 7.375%, due 10/28/09 ..............................    $2,955,000   $ 3,153,653
General Electric Capital Corp.
 4.25%, due 12/1/10 ................................     1,135,000     1,103,445
General Motors Acceptance Corp.
 7.75%, due 1/19/10 ................................       810,000       879,315
Goldman Sachs Group, Inc. (The)
 7.35%, due 10/1/09 ................................     1,300,000     1,459,981
Household Finance Corp.
 5.875%, due 2/1/09 ................................       945,000       997,562
 6.375%, due 10/15/11 ..............................     1,580,000     1,686,503
Jefferies Group, Inc.
 7.75%, due 3/15/12 ................................       740,000       838,533
Lehman Brothers Holdings, Inc.
 3.60%, due 3/13/09 ................................       725,000       696,588
 4.375%, due 11/30/10 ..............................     1,345,000     1,299,125
MBNA America Bank
 7.125%, due 11/15/12 ..............................       900,000       992,425
Merrill Lynch & Co., Inc.
 4.50%, due 11/4/10 ................................       960,000       946,518
 6.375%, due 10/15/08 ..............................       435,000       468,673
MetLife, Inc.
 6.125%, due 12/1/11 ...............................     1,175,000     1,261,380
Morgan Stanley
 6.75%, due 4/15/11 ................................     1,800,000     1,972,564
PHH Corp.
 7.125%, due 3/1/13 ................................       920,000     1,004,735
Prudential Financial, Inc.
 4.50%, due 7/15/13 ................................     1,670,000     1,549,940
 4.75%, due 4/1/14 .................................     1,320,000     1,230,204
SLM Corp.
 4.00%, due 1/15/09 ................................     2,500,000     2,455,495
Verizon Global Funding Corp.
 7.375%, due 9/1/12 ................................       760,000       854,822
                                                                     -----------
                                                                      39,864,185
                                                                     -----------
Healthcare - 1.2%
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11 ................................       625,000       651,242
Wyeth
 6.95%, due 3/15/11 ................................     1,350,000     1,441,706
                                                                     -----------
                                                                       2,092,948
                                                                     -----------


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


                                                        PRINCIPAL
                                                         AMOUNT         VALUE
                                                       -------------------------
Industrials - 2.8%
General Electric Co.
 5.00%, due 2/1/13 ................................    $ 1,655,000   $ 1,628,806
International Lease Finance Corp.
 3.50%, due 4/1/09 ................................      1,480,000     1,407,319
 6.375%, due 3/15/09 ..............................      1,015,000     1,088,623
Textron, Inc.
 4.50%, due 8/1/10 ................................        795,000       788,474
                                                                     -----------
                                                                       4,913,222
                                                                     -----------
Information Technology - 0.8%
First Data Corp.
 3.375%, due 8/1/08 ...............................      1,495,000     1,457,018
                                                                     -----------
Materials - 1.3%
International Paper Co.
 4.00%, due 4/1/10 ................................        730,000       696,280
Weyerhaeuser Co.
 6.75%, due 3/15/12 ...............................      1,435,000     1,554,036
                                                                     -----------
                                                                       2,250,316
                                                                     -----------
Telecommunication Services - 4.9%
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11 ...............................      2,130,000     2,422,796
British Telecommunications PLC
 8.375%, due 12/15/10 ADR (a) .....................      1,890,000     2,207,170
Sprint Capital Corp.
 7.625%, due 1/30/11 ..............................      1,420,000     1,569,795
Verizon New England, Inc.
 6.50%, due 9/15/11 ...............................      1,690,000     1,800,759
Verizon Pennsylvania Series A
 5.65%, due 11/15/11 ..............................        465,000       471,750
                                                                     -----------
                                                                       8,472,270
                                                                     -----------
Utilities - 1.0%
Pacific Electric & Gas Co.
 4.20%, due 3/1/11 ................................        435,000       414,207
Southern Power Co.
 6.25%, due 7/15/12 ...............................      1,285,000     1,349,634
                                                                     -----------
                                                                       1,763,841
                                                                     -----------
Total Corporate Bonds
 (Cost $78,801,579) ...............................                   77,451,134
                                                                     -----------
U.S. GOVERNMENT SECURITIES 36.2%
U.S. GOVERNMENT AGENCY OBLIGATIONS 28.0%
Federal Home Loan Mortgage Corporation - 6.5%
 1.50%, due 8/15/05 ...............................      7,070,000     7,003,945
 2.875%, due 9/15/05 ..............................      4,330,000     4,353,490
                                                                     -----------
                                                                      11,357,435
                                                                     -----------
Federal National Mortgage Association - 21.5%
 2.375%, due 2/15/07 ..............................     12,765,000    12,425,374
 3.25%, due 11/15/07 ..............................     19,930,000    19,648,927
 6.375%, due 6/15/09 ..............................      3,545,000     3,877,734
 7.25%, due 1/15/10 ...............................      1,220,000     1,388,854
                                                                     -----------
                                                                      37,340,889
                                                                     -----------


                                                       PRINCIPAL
                                                        AMOUNT          VALUE
                                                      --------------------------
Federal National Mortgage Association (continued)
Total U.S. Government Agency Obligations
 (Cost $49,382,101) ..............................                  $ 48,698,324
                                                                    ------------
U.S. TREASURY OBLIGATIONS 8.2%
United States Treasury Notes - 6.2%
 1.625%, due 1/31/05 .............................    $ 3,025,000      3,023,227
 1.75%, due 12/31/04 .............................      7,880,000      7,882,151
                                                                    ------------
                                                                      10,905,378
                                                                    ------------
United States Treasury Strip - 2.0%
 Zero Coupon, due 11/15/12 (b) ...................      5,105,000      3,454,380
                                                                    ------------
Total U.S. Treasury Obligations
 (Cost $14,315,887) ..............................                    14,359,758
                                                                    ------------
Total U.S. Government Securities
 (Cost $63,697,988) ..............................                    63,058,082
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 17.5%
Federal Home Loan Mortgage Corporation - 0.3%
 5.50%, due 2/15/32 ..............................        426,164        430,678
 6.00%, due 2/1/11 ...............................         29,631         31,000
 6.50%, due 4/15/22 ..............................          9,456          9,450
                                                                    ------------
                                                                         471,128
                                                                    ------------
Federal National Mortgage Association - 17.2%
 5.50%, due 11/1/18-7/1/33 .......................     17,859,768     18,139,002
 6.00%, due 4/1/09 ...............................          2,035          2,095
 6.50%, due 9/1/33 ...............................     11,271,841     11,754,933
 9.00%, due 6/25/18 ..............................         14,207         15,523
                                                                    ------------
                                                                      29,911,553
                                                                    ------------
Total Collateralized Mortgage Obligations
 (Cost $30,425,331) ..............................                    30,382,681
                                                                    ------------
Total Fixed Income Securities
 (Cost $172,924,898) (c) .........................           98.2%   170,891,897
Cash and Other Assets,
 Less Liabilities ................................            1.8      3,129,379
                                                      -----------   ------------
Net Assets .......................................          100.0%  $174,021,276
                                                      ===========   ============


(a) ADR - American Depository Receipt.
(b) Zero Coupon Bond.
(c) At June 30, 2004, cost is $172,938,320 for
    federal income tax purposes and net unrealized
    depreciation is as follows:
    Gross unrealized appreciation ................................   $   580,612
    Gross unrealized depreciation ................................    (2,627,035)
                                                                     -----------
   Net unrealized depreciation ...................................   $(2,046,423)
                                                                     ===========


See accompanying notes to financial statements.

INTERMEDIATE FIXED INCOME FUND


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004

ASSETS:
 Investments in securities at value
   (cost $172,924,898) ..........................................   $170,891,897
 Cash-interest bearing accounts .................................      1,831,967
 Receivable for securities sold .................................      3,349,140
 Dividends and interest receivable ..............................      1,826,806
 Receivable for fund shares sold ................................        102,602
 Other assets ...................................................         29,421
                                                                    ------------
    Total assets ................................................    178,031,833
                                                                    ------------
LIABILITIES:
 Payable for securities purchased ...............................      3,310,100
 Payable for fund shares redeemed ...............................        604,397
 Payable to Advisor, net ........................................         31,227
 Administration fees payable ....................................          8,242
 Accounting fees payable ........................................          5,188
 12b-1 fees payable .............................................            344
 Accrued expenses ...............................................         51,059
                                                                    ------------
    Total liabilities ...........................................      4,010,557
                                                                    ------------
Net Assets ......................................................   $174,021,276
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $175,759,170
 Accumulated undistributed net
   investment income ............................................        229,124
 Accumulated net realized gain on investments ...................         65,983
 Net unrealized depreciation on investments .....................     (2,033,001)
                                                                    ------------
                                                                    $174,021,276
                                                                    ============
Net Assets:
 Class McMorgan .................................................   $172,331,422
 Class Z ........................................................      1,689,854
                                                                    ------------
                                                                    $174,021,276
                                                                    ============
Shares Outstanding:
 Class McMorgan .................................................     16,869,826
                                                                    ============
 Class Z ........................................................        165,469
                                                                    ============
Net asset value and redemption price per share:
 Class McMorgan .................................................   $      10.22
                                                                    ============
 Class Z ........................................................   $      10.21
                                                                    ============



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

INVESTMENT INCOME:
 Interest ........................................................   $ 7,315,620
                                                                     -----------
Expenses:
 Investment advisory fees (Note E) ...............................       658,309
 Administration fees .............................................       104,792
 Accounting fees .................................................        64,277
 Transfer agent fees .............................................        57,100
 Legal fees ......................................................        46,174
 Registration expenses ...........................................        30,048
 Insurance fees ..................................................        24,291
 Trustees fees ...................................................        21,820
 Custodian fees ..................................................        20,504
 Report to shareholder expense ...................................        14,989
 Auditing fees ...................................................        14,499
 12B-1 distribution fees (Class Z) ...............................         5,193
 Miscellaneous expenses ..........................................        15,849
                                                                     -----------
    Total expenses ...............................................     1,077,845
 Expenses reimbursed (Note E) ....................................      (132,200)
                                                                     -----------
    Net expenses .................................................       945,645
                                                                     -----------
Net Investment Income ............................................     6,369,975
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments ................................       218,140
 Net change in unrealized depreciation
   on investments ................................................    (7,327,245)
                                                                     -----------
 Net realized and unrealized loss on investments .................    (7,109,105)
                                                                     -----------
Decrease in net assets from
 operations ......................................................   $  (739,130)
                                                                     ===========


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


INTERMEDIATE FIXED INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                       FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED
                                                      6/30/2004       6/30/2003
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..........................    $  6,369,975   $  7,971,485
 Net realized gain on investments ...............         218,140      7,573,473
 Net change in unrealized appreciation/
(depreciation) on investments ...................      (7,327,245)       393,528
                                                     ------------   ------------
 Increase (decrease) in net assets ..............        (739,130)    15,938,486
                                                     ------------   ------------
 Dividends and distributions to shareholders:
 From net investment income:
   Class McMorgan shares.........................      (6,313,396)    (7,859,517)
   Class Z shares................................         (63,738)      (154,447)
 From capital gains:
   Class McMorgan shares.........................      (5,165,186)      (462,797)
   Class Z shares................................         (50,812)        (9,025)
                                                     ------------   ------------
 Total dividends and distributions to
   shareholders .................................     (11,593,132)    (8,485,786)
                                                     ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares.........................      58,009,645     51,402,534
   Class Z shares................................       1,288,496     10,767,035
 Net asset value of shares issued to
   shareholders in reinvestment of dividends and
   distributions:
   Class McMorgan shares.........................      11,214,380      8,054,825
   Class Z shares................................         114,544        163,472
                                                     ------------   ------------
                                                       70,627,065     70,387,866
 Cost of shares redeemed:
   Class McMorgan shares.........................     (76,406,180)   (39,211,948)
   Class Z shares................................      (3,232,082)    (9,318,787)
                                                     ------------   ------------
 Increase (decrease) in net assets derived from
   capital share transactions ...................      (9,011,197)    21,857,131
                                                     ------------   ------------
 Total increase (decrease) in net assets ........     (21,343,459)    29,309,831
Net Assets:
 Beginning of year ..............................     195,364,735    166,054,904
                                                     ------------   ------------
 End of year (including undistributed net
   investment income of $229,124 and $237,861
   respectively).................................    $174,021,276   $195,364,735
                                                     ============   ============


See accompanying notes to financial statements.

INTERMEDIATE FIXED INCOME FUND


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.


                                        FOR THE         FOR THE        FOR THE         FOR THE
                                       YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                       6/30/2004       6/30/2004      6/30/2003       6/30/2003
                                     --------------   ----------    --------------   ----------
                                     CLASS MCMORGAN     CLASS Z     CLASS MCMORGAN     CLASS Z
                                     --------------   ----------    --------------   ----------
Net asset value, beginning of
  year...........................       $  10.93        $ 10.92        $  10.46        $ 10.45
                                        --------        -------        --------        -------
 Income from investment
  operations:
Net investment income............           0.36           0.35            0.49           0.47
 Net realized and unrealized
  gain (loss) on investments.....          (0.43)         (0.45)           0.51           0.50
                                        --------        -------        --------        -------
    Total from investment
     operations..................          (0.07)         (0.10)           1.00           0.97
                                        --------        -------        --------        -------
 Less dividends and
  distributions:
 From net investment income .....          (0.36)         (0.33)          (0.50)         (0.47)
 From capital gains .............          (0.28)         (0.28)          (0.03)         (0.03)
                                        --------        -------        --------        -------
    Total dividends and
     distributions...............          (0.64)         (0.61)          (0.53)         (0.50)
                                        --------        -------        --------        -------
Net asset value, end of year.....       $  10.22        $ 10.21        $  10.93        $ 10.92
                                        ========        =======        ========        =======
Total return.....................          (0.64%)        (0.91%)          9.79%          9.53%
Ratios/Supplemental Data
 Net assets, end of year (in
  000's).........................       $172,331        $ 1,690        $191,682        $ 3,682
 Ratio of expenses to average
  net assets before reimbursement
  and recovery of expenses by
  Advisor........................           0.57%          0.82%           0.57%          0.82%
 Ratio of expenses to average
  net assets after reimbursement
  and recovery of expenses by
  Advisor........................           0.50%          0.75%           0.50%          0.75%
 Ratio of net investment income
  to average net assets before
  reimbursement and recovery of
  expenses by Advisor............           3.32%          3.07%           4.55%          4.30%
 Ratio of net investment income
  to average net assets after
  reimbursement and recovery of
  expenses by Advisor............           3.39%          3.14%           4.62%          4.37%
 Portfolio turnover .............         225.59%        225.59%         204.18%        204.18%


                                       FOR THE            FOR THE          FOR THE           FOR THE
                                      YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED
                                      6/30/2002         6/30/2002*        6/30/2001         6/30/2000
                                    --------------      ----------      --------------   --------------
                                    CLASS MCMORGAN        CLASS Z       CLASS MCMORGAN   CLASS MCMORGAN
                                    --------------      ----------      --------------   --------------
Net asset value, beginning of
  year...........................      $  10.50           $10.65           $   9.99         $  10.26
                                       --------           ------           --------         --------
 Income from investment
  operations:
Net investment income............          0.56             0.44               0.60             0.58
 Net realized and unrealized
  gain (loss) on investments.....          0.06            (0.10)              0.51            (0.23)
                                       --------           ------           --------         --------
    Total from investment
     operations..................          0.62             0.34               1.11             0.35
                                       --------           ------           --------         --------
 Less dividends and
  distributions:
 From net investment income .....         (0.57)           (0.45)             (0.60)           (0.59)
 From capital gains .............         (0.09)           (0.09)                --            (0.03)
                                       --------           ------           --------         --------
    Total dividends and
     distributions...............         (0.66)           (0.54)             (0.60)           (0.62)
                                       --------           ------           --------         --------
Net asset value, end of year.....      $  10.46           $10.45           $  10.50         $   9.99
                                       ========           ======           ========         ========
Total return.....................          5.98%            3.25%(a)          11.37%            3.51%
Ratios/Supplemental Data
 Net assets, end of year (in
  000's).........................      $164,068           $1,987           $207,924         $170,822
 Ratio of expenses to average
  net assets before reimbursement
  and recovery of expenses by
  Advisor........................          0.53%            0.78%+             0.50%            0.52%
 Ratio of expenses to average
  net assets after reimbursement
  and recovery of expenses by
  Advisor........................          0.50%            0.75%+             0.50%            0.50%
 Ratio of net investment income
  to average net assets before
  reimbursement and recovery of
  expenses by Advisor............          5.19%            4.94%+             5.79%            5.79%
 Ratio of net investment income
  to average net assets after
  reimbursement and recovery of
  expenses by Advisor............          5.22%            4.97%+             5.79%            5.81%
 Portfolio turnover .............         76.07%           76.07%             56.64%           25.34%

---------------
*    Class Z commenced operations on September 4, 2001.
(a)  Total return is not annualized.
+    Annualized.


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


FIXED INCOME FUND


PORTFOLIO OF INVESTMENTS
JUNE 30, 2004

FIXED INCOME SECURITIES 97.1%
CORPORATE BONDS 44.9%


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Consumer Discretionary - 7.0%
AT&T Broadband Corp.
 8.375%, due 3/15/13 .................................    $105,000    $  123,264
Cox Communications, Inc.
 7.125%, due 10/1/12 .................................     290,000       317,826
 7.75%, due 11/1/10 ..................................     415,000       470,433
DaimlerChrysler North America Holdings, Inc.
 6.50%, due 11/15/13 .................................     335,000       343,455
General Motors Corp.
 7.20%, due 1/15/11 ..................................     595,000       623,438
Liberty Media Corp.
 5.70%, due 5/15/13 ..................................     440,000       433,453
Office Depot, Inc.
 6.25%, due 8/15/13 ..................................     345,000       355,348
TCI Communications, Inc.
 8.75%, due 8/1/15 ...................................     135,000       162,630
Tele-Communications, Inc.
 9.80%, due 2/1/12 ...................................     630,000       789,832
Time Warner, Inc.
 6.75%, due 4/15/11 ..................................     135,000       145,394
 9.125%, due 1/15/13 .................................     585,000       713,171
                                                                      ----------
                                                                       4,478,244
                                                                      ----------
Consumer Staples - 1.8%
Albertson's, Inc.
 7.50%, due 2/15/11 ..................................     495,000       557,814
Kraft Foods, Inc.
 6.25%, due 6/1/12 ...................................     585,000       615,999
                                                                      ----------
                                                                       1,173,813
                                                                      ----------
Energy - 1.1%
Conoco Funding Co.
 6.35%, due 10/15/11 .................................     615,000       669,157
                                                                      ----------
Financials - 23.7%
Aegon N.V.
 4.75%, due 6/1/13 ...................................     545,000       519,823
American International Group, Inc.
 4.25%, due 5/15/13 ..................................     185,000       171,337
Associates Corp. of North America
 6.25%, due 11/1/08 ..................................      45,000        48,390
Bank of America Corp.
 6.25%, due 4/15/12 ..................................     745,000       794,739
Capital One Bank
 5.75%, due 9/15/10 ..................................     745,000       765,625


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Financials (continued)
CIT Group, Inc.
 5.00%, due 2/13/14 .................................    $  390,000   $  368,697
Citigroup, Inc.
 5.625%, due 8/27/12 ................................       315,000      323,792
 7.25%, due 10/1/10 .................................     1,110,000    1,250,088
Credit Suisse FirstBoston USA, Inc.
 5.125%, due 1/15/14 ................................       505,000      488,032
 6.50%, due 1/15/12 .................................       185,000      198,799
EOP Operating LP
 4.75%, due 3/15/14 .................................       405,000      373,135
 7.00%, due 7/15/11 .................................       280,000      305,176
Ford Motor Credit Co.
 6.375%, due 11/5/08 ................................       300,000      307,598
 7.20%, due 6/15/07 .................................        30,000       31,900
 7.375%, due 10/28/09 ...............................       520,000      554,958
GE Global Insurance Holding Corp.
 7.50%, due 6/15/10 .................................       210,000      238,020
General Electric Capital Corp.
 5.875%, due 2/15/12 ................................       490,000      513,891
General Motors Acceptance Corp.
 7.75%, due 1/19/10 .................................       170,000      184,548
Goldman Sachs Group, Inc. (The)
 5.15%, due 1/15/14 .................................       680,000      653,016
 5.70%, due 9/1/12 ..................................       280,000      284,028
Household Finance Corp.
 4.75%, due 7/15/13 .................................       145,000      136,735
 6.375%, due 10/15/11 ...............................       170,000      181,459
 6.75%, due 5/15/11 .................................       290,000      316,913
 7.00%, due 5/15/12 .................................       295,000      325,867
Jefferies Group, Inc.
 5.50%, due 3/15/16 .................................       230,000      220,038
 7.75%, due 3/15/12 .................................       100,000      113,315
Lehman Brothers Holdings, Inc.
 4.80%, due 3/13/14 .................................       985,000      920,931
MBNA America Bank
 7.125%, due 11/15/12 ...............................       340,000      374,916
MBNA Corp.
 7.50%, due 3/15/12 .................................       200,000      226,748
Merrill Lynch & Co., Inc.
 4.50%, due 11/4/10 .................................       300,000      295,787
MetLife, Inc.
 6.125%, due 12/1/11 ................................       430,000      461,611
Morgan Stanley
 4.75%, due 4/1/14 ..................................       740,000      682,740


See accompanying notes to financial statements.

FIXED INCOME FUND


                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                         -----------------------
Financials (continued)
National Rural Utilities Cooperative
 Finance Corp.
 5.75%, due 8/28/09 .................................    $160,000    $   168,874
PHH Corp.
 7.125%, due 3/1/13 .................................     340,000        371,315
Prudential Financial, Inc.
 4.50%, due 7/15/13 .................................     460,000        426,930
 4.75%, due 4/1/14 ..................................     455,000        424,048
SLM Corp.
 4.00%, due 1/15/09 .................................      45,000         44,199
 5.05%, due 11/14/14 ................................     800,000        768,454
Verizon Global Funding Corp.
 7.375%, due 9/1/12 .................................     340,000        382,420
                                                                     -----------
                                                                      15,218,892
                                                                     -----------
Health Care - 1.6%
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11 .................................     570,000        593,933
Wyeth
 5.50%, due 3/15/13 .................................     460,000        443,950
                                                                     -----------
                                                                       1,037,883
                                                                     -----------
Industrials - 1.7%
General Electric Co.
 5.00%, due 2/1/13 ..................................     200,000        196,835
International Lease Finance Corp.
 3.50%, due 4/1/09 ..................................     220,000        209,196
 5.875%, due 5/1/13 .................................     510,000        522,871
Textron, Inc.
 4.50%, due 8/1/10 ..................................     135,000        133,892
                                                                     -----------
                                                                       1,062,794
                                                                     -----------
Information Technology - 0.9%
First Data Corp.
 5.625%, due 11/1/11 ................................     560,000        584,301
                                                                     -----------
Materials - 1.3%
International Paper Co.
 5.85%, due 10/30/12 ................................     300,000        304,705
Weyerhaeuser Co.
 6.75%, due 3/15/12 .................................     495,000        536,061
                                                                     -----------
                                                                         840,766
                                                                     -----------
Telecommunication Services - 5.0%
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11 .................................     665,000        756,413
 8.125%, due 5/1/12 .................................     275,000        317,941
British Telecommunications PLC
 8.375%, due 12/15/10 ADR (a) .......................     695,000        811,631
Sprint Capital Corp.
 7.625%, due 1/30/11 ................................     710,000        784,897
Verizon New York, Inc.
 6.875%, due 4/1/12 .................................     490,000        525,335
                                                                     -----------
                                                                       3,196,217
                                                                     -----------


                                                        PRINCIPAL
                                                          AMOUNT        VALUE
                                                        ------------------------
Utilities - 0.8%
Pacific Electric & Gas Co.
 4.80%, due 3/1/14 .................................    $   90,000   $    85,279
Southern Power Co.
 6.25%, due 7/15/12 ................................        50,000        52,515
 4.875%, due 7/15/15 ...............................       430,000       399,019
                                                                     -----------
                                                                         536,813
                                                                     -----------
Total Corporate Bonds
 (Cost $29,384,050) ................................                  28,798,880
                                                                     -----------
U.S. GOVERNMENT SECURITIES 31.1%
U.S. TREASURY OBLIGATIONS 31.1%
United States Treasury Bond - 8.0%
United States Treasury Bond
 5.25%, due 2/15/29 ................................     5,230,000     5,127,853
                                                                     -----------
United States Treasury Note - 15.5%
United States Treasury Note
 1.75%, due 12/31/04 ...............................     9,935,000     9,937,712
                                                                     -----------
United States Treasury Strip - 7.6%
 Zero Coupon, due 10/15/19 (b) .....................     7,935,000     4,891,967
                                                                     -----------
Total U.S. Treasury Obligations
 (Cost $20,209,791) ................................                  19,957,532
                                                                     -----------
Total U.S. Government Securities
 (Cost $20,209,791) ................................                  19,957,532
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS 21.1%
Federal Home Loan Mortgage Corporation - 3.7%
 2.875%, due 9/15/05 ...............................     1,845,000     1,855,009
 5.50%, due 2/15/32 ................................       128,363       129,722
 6.00%, due 11/15/27 ...............................       269,929       275,767
 6.25%, due 11/15/22 ...............................       126,197       127,176
 7.00%, due 10/15/22 ...............................        12,245        12,339
                                                                     -----------
                                                                       2,400,013
                                                                     -----------
Federal National Mortgage Association - 17.4%
 3.25%, due 11/15/07 ...............................     1,605,000     1,582,365
 5.50%, due 11/1/18-4/1/34 .........................     6,007,510     6,043,175
 6.00%, due 4/25/27-7/15/34 ........................       749,328       764,601
 6.50%, due 9/1/33 .................................     1,924,865     2,007,362
 7.25%, due 1/15/10 ................................       670,000       762,731
                                                                     -----------
                                                                      11,160,234
                                                                     -----------
Total Collateralized Mortgage Obligations
 (Cost $13,597,803) ................................                  13,560,247
                                                                     -----------
Total Fixed Income Securities
 (Cost $63,191,644) (c) ............................          97.1%   62,316,659
Cash and Other Assets,
 Less Liabilities ..................................           2.9     1,859,571
                                                        ----------   -----------
Net Assets .........................................           100%  $64,176,230
                                                        ==========   ===========
(a) ADR - American Depository Receipt.
(b) Zero Coupon Bond.
(c) At June 30, 2004, cost is $63,270,860 for
    federal income tax purposes and net
    unrealized depreciation is as follows:.
Gross unrealized appreciation ......................                 $   130,688
Gross unrealized depreciation ......................                  (1,084,889)
                                                                     -----------
Net unrealized depreciation ........................                 $  (954,201)
                                                                     ===========


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


FIXED INCOME FUND


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004

ASSETS:
 Investments in securities at value
   (cost $63,191,644) ..........................................   $  62,316,659
 Cash-interest bearing accounts ................................       1,248,023
 Receivable for securities sold ................................       1,463,323
 Dividends and interest receivable .............................         670,621
 Receivable for fund shares sold ...............................          44,995
 Other assets ..................................................          19,461
                                                                   -------------
   Total assets ................................................      65,763,082
                                                                   -------------
LIABILITIES:
 Payable for securities purchased ..............................       1,460,994
 Fund shares redeemed ..........................................          74,328
 12b-1 fees payable ............................................           5,243
 Accounting fees payable .......................................           3,790
 Administration fees payable ...................................           3,616
 Accrued expenses ..............................................          38,881
                                                                   -------------
   Total liabilities ...........................................       1,586,852
                                                                   -------------
Net Assets .....................................................    $ 64,176,230
                                                                   =============
NET ASSETS CONSIST OF:
 Capital paid-in ...............................................    $ 65,047,556
 Accumulated undistributed net investment
   income ......................................................          91,890
 Accumulated net realized loss on
   investments .................................................         (88,231)
 Net unrealized depreciation on investments ....................        (874,985)
                                                                   -------------
                                                                   $  64,176,230
                                                                   =============
Net Assets:
 Class McMorgan ................................................   $  38,484,229
 Class Z .......................................................      25,689,867
 Class R1 ......................................................           1,068
 Class R2 ......................................................           1,066
                                                                   -------------
                                                                   $  64,176,230
                                                                   =============
Shares Outstanding:
 Class McMorgan ................................................       3,537,512
                                                                   =============
 Class Z .......................................................       2,361,117
                                                                   =============
 Class R1 ......................................................              98
                                                                   =============
 Class R2 ......................................................              98
                                                                   =============
Net asset value and redemption price per share:
 Class McMorgan ................................................   $       10.88
                                                                   =============
 Class Z .......................................................   $       10.88
                                                                   =============
 Class R1 ......................................................   $       10.88
                                                                   =============
 Class R2 ......................................................   $       10.88
                                                                   =============

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

INVESTMENT INCOME:
 Interest ........................................................   $ 2,754,417
                                                                     -----------
Expenses:
 Investment advisory fees (Note E) ...............................       211,300
 Transfer agent fees .............................................        54,224
 12B-1 distribution fees (Class Z) ...............................        53,858
 Accounting fees .................................................        45,062
 Administration fees .............................................        41,754
 Registration expenses ...........................................        28,077
 Legal fees ......................................................        14,812
 Auditing fees ...................................................        13,000
 Custodian fees ..................................................        12,353
 Report to shareholder expense ...................................         9,636
 Trustees fees ...................................................         8,643
 Insurance fees ..................................................         6,923
 Miscellaneous expenses ..........................................        16,620
                                                                     -----------
   Total expenses ................................................       516,262
 Expenses reimbursed (Note E) ....................................      (160,536)
                                                                     -----------
   Net Expenses ..................................................       355,726
                                                                     -----------
Net Investment Income ............................................     2,398,691
                                                                     -----------
REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS:
 Net realized loss on investments ................................       (88,231)
 Net change in unrealized depreciation on
   investments ...................................................    (3,052,503)
                                                                     -----------
 Net realized and unrealized loss on investments .................    (3,140,734)
                                                                     -----------
Decrease in net assets from operations                               $  (742,043)
                                                                     ===========


See accompanying notes to financial statements.

FIXED INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                        FOR THE        FOR THE
                                                       YEAR ENDED     YEAR ENDED
                                                       6/30/2004      6/30/2003
                                                      ------------   -----------
INCREASE IN NET ASSETS:
Operations:
 Net investment income ...........................    $  2,398,691   $ 2,044,837
 Net realized gain (loss) on investments .........         (88,231)    1,816,800
 Net change in unrealized appreciation/
 (depreciation) on investments ...................      (3,052,503)    1,398,019
                                                      ------------   -----------
 Increase (decrease) in net assets ...............        (742,043)    5,259,656
                                                      ------------   -----------
Dividends and distributions to shareholders:
 From net investment income
   Class McMorgan shares..........................      (1,568,919)   (1,658,442)
   Class Z shares.................................        (815,782)     (369,085)
   Class R1.......................................             (18)            -
   Class R2.......................................             (16)            -
 From capital gains:
   Class McMorgan shares..........................        (755,991)            -
   Class Z shares.................................        (490,480)            -
   Class R1.......................................               -             -
   Class R2.......................................               -             -
                                                      ------------   -----------
 Total dividends and distributions to
 shareholders ....................................      (3,631,206)   (2,027,527)
                                                      ------------   -----------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares..........................       9,586,585    12,352,991
   Class Z shares.................................      16,760,049    17,622,211
   Class R1.......................................           1,075             -
   Class R2.......................................           1,075             -
 Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions:
   Class McMorgan shares..........................       2,297,299     1,616,482
   Class Z shares.................................       1,306,103       369,085
   Class R1.......................................              17             -
   Class R2.......................................              16             -
                                                      ------------   -----------
                                                        29,952,219    31,960,769
 Cost of shares redeemed:
   Class McMorgan shares..........................     (10,195,782)   (6,133,647)
   Class Z shares.................................      (6,606,507)   (6,065,273)
   Class R1.......................................               -             -
   Class R2.......................................               -             -
                                                      ------------   -----------
 Increase in net assets derived from capital
 share transactions ..............................      13,149,930    19,761,849
                                                      ------------   -----------
 Total increase in net assets ....................       8,776,681    22,993,978
Net Assets:
 Beginning of year ...............................      55,399,549    32,405,571
                                                      ------------   -----------
 End of year (including undistributed net
 investment income of $91,890 and $78,736
 respectively) ...................................    $ 64,176,230   $55,399,549
                                                      ============   ===========


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


FIXED INCOME FUND


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.


                                        FOR THE        FOR THE      FOR THE       FOR THE
                                          YEAR           YEAR        PERIOD       PERIOD         FOR THE         FOR THE
                                         ENDED          ENDED        ENDED         ENDED        YEAR ENDED     YEAR ENDED
                                       6/30/2004      6/30/2004    6/30/2004*   6/30/2004*      6/30/2003       6/30/2003
                                     --------------   ---------    ----------   ----------    --------------   ----------
                                     CLASS MCMORGAN    CLASS Z      CLASS R1     CLASS R2     CLASS MCMORGAN     CLASS Z
                                     --------------   ---------    ----------   ----------    --------------   ----------
Net asset value, beginning of
  year...........................       $ 11.71        $ 11.71      $ 11.11       $ 11.11        $ 10.86         $ 10.86
                                        -------        -------      -------       -------        -------         -------
 Income from investment
  operations:
 Net investment income ..........          0.46           0.42         0.20          0.18           0.53            0.52
 Net realized and unrealized
  gain (loss) on investments.....         (0.61)         (0.60)       (0.24)        (0.24)          0.86            0.84
                                        -------        -------      -------       -------        -------         -------
   Total from investment
   operations....................         (0.15)         (0.18)       (0.04)        (0.06)          1.39            1.36
                                        -------        -------      -------       -------        -------         -------
 Less dividends and
  distributions:
 From net investment income .....         (0.46)         (0.43)       (0.19)        (0.17)         (0.54)          (0.51)
 From capital gains .............         (0.22)         (0.22)           -             -              -               -
                                        -------        -------      -------       -------        -------         -------
   Total dividends and
   distributions.................         (0.68)         (0.65)       (0.19)        (0.17)         (0.54)          (0.51)
                                        -------        -------      -------       -------        -------         -------
Net asset value, end of year.....       $ 10.88        $ 10.88      $ 10.88       $ 10.88        $ 11.71         $ 11.71
                                        =======        =======      =======       =======        =======         =======
Total return.....................         (1.29%)        (1.53%)      (0.42%)(a)    (0.58%)(a)     13.06%          12.80%
Ratios/Supplemental Data
 Net assets, end of year (in
  000's).........................       $38,484        $25,690      $     1       $     1        $39,753         $15,646
 Ratio of expenses to average
  net assets before
  reimbursement and
  recovery of expenses by
  Advisor........................          0.77%          1.02%        0.87%+        1.12%+         0.83%           1.08%
 Ratio of expenses to average
  net assets after
  reimbursement and
  recovery of expenses by
  Advisor........................          0.50%          0.75%        0.60%+        0.85%+         0.50%           0.75%
 Ratio of net investment
  income to average net
  assets before
  reimbursement and
  recovery of expenses by
  Advisor........................          3.82%          3.57%        3.72%+        3.47%+         4.41%           4.16%
 Ratio of net investment
  income to average net
  assets after reimbursement and
  recovery of expenses by Advisor          4.09%          3.84%        3.99%+        3.74%+         4.74%           4.49%
 Portfolio turnover .............        231.21%        231.21%      231.21%       231.21%        142.48%         142.48%


                                        FOR THE         FOR THE        FOR THE         FOR THE         FOR THE
                                       YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                       6/30/2002       6/30/2002      6/30/2001      6/30/2001**      6/30/2000
                                     --------------   ----------    --------------   -----------    --------------
                                     CLASS MCMORGAN     CLASS Z     CLASS MCMORGAN     CLASS Z      CLASS MCMORGAN
                                     --------------   ----------    --------------   -----------    --------------
Net asset value, beginning of
  year...........................       $ 10.74         $10.74         $ 10.23          $10.87         $ 10.52
                                        -------         ------         -------          ------         -------
 Income from investment
  operations:
 Net investment income ..........          0.60           0.55            0.62            0.24            0.63
 Net realized and unrealized
  gain (loss) on investments.....          0.12           0.14            0.52           (0.13)          (0.27)
                                        -------         ------         -------          ------         -------
   Total from investment
   operations....................          0.72           0.69            1.14            0.11            0.36
                                        -------         ------         -------          ------         -------
 Less dividends and
  distributions:
 From net investment income .....         (0.60)         (0.57)          (0.63)          (0.24)          (0.63)
 From capital gains .............             -              -               -               -           (0.02)
                                        -------         ------         -------          ------         -------
   Total dividends and
   distributions.................         (0.60)         (0.57)          (0.63)          (0.24)          (0.65)
                                        -------         ------         -------          ------         -------
Net asset value, end of year.....       $ 10.86         $10.86         $ 10.74          $10.74         $ 10.23
                                        =======         ======         =======          ======         =======
Total return.....................          6.81%          6.55%          11.38%           1.03%(a)        3.52%
Ratios/Supplemental Data
 Net assets, end of year (in
  000's).........................       $29,292         $3,114         $28,554          $1,699         $22,045
 Ratio of expenses to average
  net assets before
  reimbursement and
  recovery of expenses by
  Advisor........................          0.89%          1.14%           0.82%           1.07%+          0.76%
 Ratio of expenses to average
  net assets after
  reimbursement and
  recovery of expenses by
  Advisor........................          0.50%(b)       0.75%(c)        0.50%           0.75%+          0.50%
 Ratio of net investment
  income to average net
  assets before
  reimbursement and
  recovery of expenses by
  Advisor........................          4.87%          4.62%           5.53%           5.28%+          5.71%
 Ratio of net investment
  income to average net
  assets after reimbursement and
  recovery of expenses by Advisor          5.27%          5.02%           5.85%           5.60%+          5.97%
 Portfolio turnover .............         94.80%         94.80%          58.66%          58.66%          27.59%

---------------
+    Annualized.
*    Class R1 and R2 commenced operations on January 2, 2004.
**   Class Z commenced operations on February 1, 2001.
(a)  Total return is not annualized.


See accompanying notes to financial statements.

HIGH YIELD FUND


PORTFOLIO OF INVESTMENTS
JUNE 30, 2004

LONG-TERM BONDS 95.2%
CORPORATE BONDS 87.1%


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Aerospace & Defense - 1.2%
Argo-Tech Corp.
 9.25%, due 6/1/11 (c) ...............................    $ 90,000    $   92,700
BE Aerospace, Inc.
 Series B
 8.875%, due 5/1/11 ..................................     400,000       372,000
Vought Aircraft Industries, Inc.
 8.00%, due 7/15/11 (c) ..............................     200,000       190,000
                                                                      ----------
                                                                         654,700
                                                                      ----------
Airlines - 0.6%
American Airlines, Inc.
 7.25%, due 2/5/09 (c) ...............................     350,000       332,937
                                                                      ----------
Auto Components - 1.5%
CSK Auto, Inc.
 7.00%, due 1/15/14 (c) ..............................     150,000       142,875
Intermet Corp.
 9.75%, due 6/15/09 ..................................     300,000       270,000
Rexnord Corp.
 10.125%, due 12/15/12 ...............................     400,000       440,000
                                                                      ----------
                                                                         852,875
                                                                      ----------
Automobiles - 0.8%
Lazydays RV Center, Inc.
 11.75%, due 5/15/12 (c) .............................     420,000       443,100
                                                                      ----------
Beverages - 0.4%
Le-Natures, Inc.
 10.00%, due 6/15/13 (c) .............................     210,000       217,350
                                                                      ----------
Building Products - 3.4%
Building Materials Corp. of America
 Series B
 8.00%, due 10/15/07 .................................     200,000       200,000
Da-Lite Screen Co., Inc.
 9.50%, due 5/15/11 (c) ..............................     240,000       249,600
ERICO International Corp.
 8.875%, due 3/1/12 (c) ..............................     250,000       255,000
MMI Products, Inc.
 Series B
 11.25%, due 4/15/07 .................................     200,000       193,000
Nortek Holdings, Inc.
 (zero coupon), due 5/15/11
 10.00%, beginning 11/15/07 (c) ......................     825,000       660,000
Ply Gem Industries, Inc.
 9.00%, due 2/15/12 (c) ..............................     350,000       357,000
                                                                      ----------
                                                                       1,914,600
                                                                      ----------


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Chemicals - 3.2%
HMP Equity Holdings Corp.
 (zero coupon), due 5/15/08 (c)(d) ...................    $    300    $  231,000
Huntsman International LLC
 9.875%, due 3/1/09 ..................................     225,000       243,000
 10.125%, due 7/1/09 .................................     275,000       280,500
Resolution Performance Products LLC
 13.50%, due 11/15/10 ................................     100,000        93,250
Rockwood Specialties, Inc.
 10.625%, due 5/15/11 ................................     300,000       319,500
United Industries Corp.
 Series D
 9.875%, due 4/1/09 ..................................     300,000       312,000
Westlake Chemical Corp.
 8.75%, due 7/15/11 ..................................     300,000       325,500
                                                                      ----------
                                                                       1,804,750
                                                                      ----------
Commercial Banks - 0.8%
UGS Corp.
 10.00%, due 6/1/12 (c) ..............................     440,000       468,600
                                                                      ----------
Commercial Services & Supplies - 3.0%
Allied Waste North America, Inc.
 7.375%, due 4/15/14 (c) .............................     305,000       296,612
 7.875%, due 4/15/13 .................................     280,000       292,600
American Color Graphics, Inc.
 10.00%, due 6/15/10 .................................     150,000       133,875
General Binding Corp.
 9.375%, due 6/1/08 ..................................     225,000       232,594
Mobile Mini, Inc.
 9.50%, due 7/1/13 ...................................     400,000       438,000
Synagro Technologies, Inc.
 9.50%, due 4/1/09 ...................................     275,000       287,375
                                                                      ----------
                                                                       1,681,056
                                                                      ----------
Construction Materials - 0.6%
U.S. Concrete, Inc.
 8.375%, due 4/1/14 (c) ..............................     310,000       309,225
                                                                      ----------
Containers & Packaging - 2.4%
Berry Plastics Corp.
 10.75%, due 7/15/12 .................................     250,000       277,500
Owens-Brockway Glass Container, Inc.
 7.75%, due 5/15/11 ..................................     450,000       468,000
Port Townsend Paper Corp.
 11.00%, due 4/15/11 (c)(e) ..........................         195       196,950
Portola Packaging, Inc.
 8.25%, due 2/1/12 (c) ...............................     130,000       104,000


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


HIGH YIELD FUND


CORPORATE BONDS  (continued)


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Containers & Packaging (continued)
Tekni-Plex, Inc.
 8.75%, due 11/15/13 (c) .............................    $150,000    $  143,250
 Series B
 12.75%, due 6/15/10 .................................     150,000       144,000
                                                                      ----------
                                                                       1,333,700
                                                                      ----------
Diversified Financial Services - 2.7%
Cellu Tissue Holdings, Inc.
 9.75%, due 3/15/10 (c) ..............................     230,000       220,800
Couche-Tard U.S. L.P.
 7.50%, due 12/15/13 .................................     300,000       300,000
Global Cash Access LLC
 8.75%, due 3/15/12 (c) ..............................     255,000       265,200
Huntsman Advanced Materials LLC
 11.00%, due 7/15/10 (c) .............................     300,000       338,250
KRATON Polymers LLC
 8.125%, due 1/15/14 (c) .............................     200,000       202,000
Nalco Finance Holdings, Inc.
 (zero coupon), due 2/1/14
 9.00%, beginning 2/1/09 (c) .........................     300,000       198,750
                                                                      ----------
                                                                       1,525,000
                                                                      ----------
Diversified Telecommunication Services - 5.6%
GCI, Inc.
 7.25%, due 2/15/14 (c) ..............................     310,000       296,050
Level 3 Financing, Inc.
 10.75%, due 10/15/11 (c) ............................     550,000       485,375
Primus Telecommunications Group, Inc.
 8.00%, due 1/15/14 ..................................     200,000       176,000
Qwest Capital Funding, Inc.
 6.875%, due 7/15/28 .................................     925,000       675,250
Qwest Services Corp.
 14.00%, due 12/15/14 (c) ............................     550,000       655,875
Time Warner Telecommunications LLC
 9.75%, due 7/15/08 ..................................     450,000       420,750
TSI Telecommunication Services, Inc.
 Series B
 12.75%, due 2/1/09 ..................................     400,000       430,000
                                                                      ----------
                                                                       3,139,300
                                                                      ----------
Electric Utilities - 2.3%
CMS Energy Corp.
 8.50%, due 4/15/11 ..................................     700,000       714,000
Sierra Pacific Power Co.
 6.25%, due 4/15/12 (c) ..............................     575,000       540,500
                                                                      ----------
                                                                       1,254,500
                                                                      ----------
Electronic Equipment & Instruments - 0.2%
Itron, Inc.
 7.75%, due 5/15/12 (c) ..............................     135,000       135,337
                                                                      ----------


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Energy Equipment & Services - 1.0%
Pride International, Inc.
 7.375%, due 7/15/14 (c) .............................    $220,000    $  222,200
Universal Compression, Inc.
 7.25%, due 5/15/10 ..................................     300,000       309,750
                                                                      ----------
                                                                         531,950
                                                                      ----------
Food & Staples Retailing - 0.8%
Roundy's, Inc.
 Series B
 8.875%, due 6/15/12 .................................     200,000       212,000
Stater Bros. Holdings, Inc.
 8.125%, due 6/15/12 (c) .............................     220,000       220,825
                                                                      ----------
                                                                         432,825
                                                                      ----------
Food Products - 1.5%
Del Monte Corp.
 8.625%, due 12/15/12 ................................     240,000       258,600
Pinnacle Foods Holding Corp.
 8.25%, due 12/1/13 (c) ..............................     255,000       246,075
Reddy Ice Group, Inc.
 8.875%, due 8/1/11 ..................................     300,000       316,500
                                                                      ----------
                                                                         821,175
                                                                      ----------
Gas Utilities - 0.8%
ANR Pipeline, Inc.
 8.875%, due 3/15/10 .................................     200,000       218,500
Ferrellgas Partners L.P.
 6.75%, due 5/1/14 (c) ...............................     220,000       212,300
                                                                      ----------
                                                                         430,800
                                                                      ----------
Health Care Equipment & Supplies - 1.5%
Fisher Scientific International, Inc.
 8.00%, due 9/1/13 ...................................     200,000       214,000
Fresenius Medical Capital Trust IV
 7.875%, due 6/15/11 .................................     200,000       212,000
Norcross Safety Products LLC
 Series B
 9.875%, due 8/15/11 .................................     400,000       432,000
                                                                      ----------
                                                                         858,000
                                                                      ----------
Health Care Providers & Services - 2.7%
Concentra Operating Corp.
 9.125%, due 6/1/12 (c) ..............................     200,000       209,000
 9.50%, due 8/15/10 ..................................     275,000       292,875
IASIS Healthcare Corp.
 8.75%, due 6/15/14 (c) ..............................     300,000       306,750
Service Corp. International
 6.75%, due 4/1/16 (c) ...............................     220,000       203,500
Tenet Healthcare Corp.
 6.50%, due 6/1/12 ...................................     150,000       130,500
 9.875%, due 7/1/14 (c) ..............................     150,000       152,625
Triad Hospitals, Inc.
 7.00%, due 11/15/13 .................................     200,000       190,000
                                                                      ----------
                                                                       1,485,250
                                                                      ----------


See accompanying notes to financial statements.

HIGH YIELD FUND


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Hotels, Restaurants & Leisure - 6.6%
American Casino & Entertainment
 Properties LLC
 7.85%, due 2/1/12 (c) ...............................    $200,000    $  203,000
Herbst Gaming, Inc.
 8.125%, due 6/1/12 (c) ..............................     330,000       334,539
Inn of the Mountain Gods Resort & Casino
 12.00%, due 11/15/10 (c) ............................     275,000       305,250
Isle of Capri Casinos, Inc.
 9.00%, due 3/15/12 ..................................     400,000       431,000
John Q. Hamons Hotels, L.P.
 Series B
 8.875%, due 5/15/12 .................................     350,000       379,750
Mandalay Resort Group
 6.375%, due 12/15/11 ................................     325,000       330,281
Pinnacle Entertainment, Inc.
 8.75%, due 10/1/13 ..................................     300,000       297,750
Seneca Gaming Corp.
 7.25%, due 5/1/12 (c) ...............................      90,000        89,887
Six Flags, Inc.
 8.875%, due 2/1/10 ..................................     200,000       198,000
Station Casinos, Inc.
 6.50%, due 2/1/14 ...................................     300,000       288,750
Town Sports International, Inc.
 9.625%, due 4/15/11 .................................     200,000       192,000
Vail Resorts, Inc.
 6.75%, due 2/15/14 ..................................     225,000       213,187
Worldspan L.P.
 9.625%, due 6/15/11 .................................     400,000       408,000
                                                                      ----------
                                                                       3,671,394
                                                                      ----------
Household Durables - 2.9%
Interface, Inc.
 9.50%, due 2/1/14 (c) ...............................     200,000       199,000
K. Hovnanian Enterprises, Inc.
 8.875%, due 4/1/12 ..................................     250,000       262,500
Meritage Corp.
 9.75%, due 6/1/11 ...................................     300,000       330,000
O'Sullivan Industries, Inc.
 Series B
 13.375%, due 10/15/09 ...............................     200,000        91,000
Sealy Mattress Co.
 8.25%, due 6/15/14 (c) ..............................     175,000       175,875
Simmons Co.
 7.875%, due 1/15/14 (c) .............................     280,000       285,600
William Lyon Homes, Inc.
 10.75%, due 4/1/13 ..................................     250,000       276,250
                                                                      ----------
                                                                       1,620,225
                                                                      ----------
Household Products - 0.8%
Johnsondiversey Holdings, Inc.
 (zero coupon), due 5/15/13
 10.67%, beginning 5/15/07 ...........................     600,000       462,000
                                                                      ----------


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
IT Services - 0.6%
Activant Solutions, Inc.
 10.50%, due 6/15/11 ................................    $  330,000   $  348,150
                                                                      ----------
Leisure Equipment & Products - 0.6%
K2, Inc.
 7.375%, due 7/1/14 (c) .............................       335,000      340,862
                                                                      ----------
Machinery - 2.6%
Aearo Co. I
 8.25%, due 4/15/12 (c) .............................       360,000      367,200
Alliance Laundry Systems LLC
 Series B
 9.625%, due 5/1/08 .................................       300,000      307,500
Columbus McKinnon Corp.
 8.50%, due 4/1/08 ..................................       550,000      506,000
Mueller Group, Inc.
 10.00%, due 5/1/12 (c) .............................       135,000      140,400
Mueller Holdings, Inc.
 (zero coupon), due 4/15/14
 14.75%, beginning 4/15/09 (f) ......................           235      141,000
                                                                      ----------
                                                                       1,462,100
                                                                      ----------
Media - 11.6%
Adelphia Communications Corp.
 10.875%, due 10/1/10 (g) ...........................       350,000      353,500
Affinity Group, Inc.
 9.00%, due 2/15/12 (c) .............................       425,000      435,625
CCO Holdings LLC
 8.75%, due 11/15/13 (c) ............................       200,000      191,500
Charter Communications Holdings LLC
 8.625%, due 4/1/09 .................................     1,300,000    1,036,750
Charter Communications Operation LLC
 8.00%, due 4/30/12 (c) .............................       200,000      193,500
CSC Holdings, Inc.
 7.625%, due 7/15/18 ................................       350,000      326,375
Dex Media, Inc.
 (zero coupon), due 11/15/13
 9.00%, beginning 11/15/08 (c) ......................       250,000      161,250
 8.00%, due 11/15/13 (c) ............................       200,000      192,000
DirectTV Holdings, Inc.
 8.375%, due 3/15/13 ................................       300,000      331,875
EchoStar DBS Corp.
 5.75%, due 10/1/08 .................................       350,000      345,187
Houghton Mifflin Co.
 (zero coupon), due 10/15/13
 11.50%, beginning 10/15/08 .........................       500,000      265,625
Medianews Group, Inc.
 6.875%, due 10/1/13 ................................       250,000      236,250
NextMedia Operating, Inc.
 10.75%, due 7/1/11 .................................       200,000      223,250
PanAmSat Corp.
 8.50%, due 2/1/12 ..................................       200,000      227,000
River Rock Entertainment Co.
 9.75%, due 11/1/11 .................................       300,000      327,000
Salem Communications Corp.
 7.75%, due 12/15/10 ................................       100,000      102,125



See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


HIGH YIELD FUND


CORPORATE BONDS  (continued)


                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                         -----------------------
Media (continued)
Sinclair Broadcast Group, Inc.
 8.00%, due 3/15/12 .................................    $  175,000   $  178,938
SITEL Corp.
 9.25%, due 3/15/06 .................................       400,000      392,000
Vertis, Inc.
 Series B
 10.875%, due 6/15/09 ...............................       200,000      215,000
 13.50%, due 12/7/09 (c) ............................       200,000      200,000
Warner Music Group
 7.375%, due 4/15/14 (c) ............................       285,000      275,025
Young Broadcasting, Inc.
 8.75%, due 1/15/14 (c) .............................       100,000       94,500
 10.00%, due 3/1/11 .................................       200,000      203,500
                                                                      ----------
                                                                       6,507,775
                                                                      ----------
Metals & Mining - 0.6%
International Steel Group, Inc.
 6.50%, due 4/15/14 (c) .............................       350,000      328,125
                                                                      ----------
Multiline Retail - 0.8%
Saks, Inc.
 7.00%, due 12/1/13 .................................       425,000      419,687
                                                                      ----------
Multi-Utilities & Unregulated Power - 10.1%
AES Corp. (The)
 8.75%, due 5/15/13 (c) .............................       400,000      428,500
Aquila, Inc.
 7.625%, due 11/15/09 ...............................       250,000      231,250
Calpine Corp.
 8.50%, due 2/15/11 .................................       600,000      391,500
 8.75%, due 7/15/13 (c) .............................       400,000      328,000
Dynegy Holdings, Inc.
 10.125%, due 7/15/13 (c) ...........................       600,000      649,500
Edison Mission Energy
 10.00%, due 8/15/08 ................................       700,000      747,250
NRG Energy, Inc.
 8.00%, due 12/15/13 (c) ............................       600,000      606,000
Reliant Energy, Inc.
 9.50%, due 7/15/13 .................................       275,000      296,314
Sonat, Inc.
 7.625%, due 7/15/11 ................................     1,000,000      892,500
Williams Cos., Inc. (The)
 7.625%, due 7/15/19 ................................     1,100,000    1,058,750
                                                                      ----------
                                                                       5,629,564
                                                                      ----------
Oil & Gas - 1.6%
Chesapeake Energy Corp.
 6.875%, due 1/15/16 ................................       400,000      390,000
Comstock Resources, Inc.
 6.875%, due 3/1/12 .................................       200,000      190,000
Swift Energy Co.
 9.375%, due 5/1/12 .................................       300,000      320,250
                                                                      ----------
                                                                         900,250
                                                                      ----------


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Paper & Forest Products - 2.2%
Appleton Papers, Inc.
 8.125%, due 6/15/11 (c) .............................    $220,000    $  222,750
Buckeye Technologies, Inc.
 8.00%, due 10/15/10 .................................     400,000       367,000
Georgia-Pacific Corp.
 8.125%, due 5/15/11 .................................     600,000       663,000
                                                                      ----------
                                                                       1,252,750
                                                                      ----------
Real Estate - 0.5%
Host Marriot L.P.
 7.125%, due 11/1/13 .................................     300,000       294,000
                                                                      ----------
Semiconductors & Semiconductor Equipment - 0.7%
Amkor Technology, Inc.
 7.75%, due 5/15/13 ..................................     400,000       379,000
                                                                      ----------
Specialty Retail - 1.6%
ADESA Corp.
 7.625%, due 6/15/12 .................................     110,000       110,963
Asbury Automotive Group, Inc.
 9.00%, due 6/15/12 ..................................     200,000       204,000
Finlay Fine Jewelry Corp.
 8.375%, due 6/1/12 (c) ..............................      80,000        83,000
Nebraska Book Co., Inc.
 8.625%, due 3/15/12 .................................     300,000       294,000
Petro Stopping Centers L.P.
 9.00%, due 2/15/12 (c) ..............................     200,000       198,000
                                                                      ----------
                                                                         889,963
                                                                      ----------
Transportation Infrastructure - 0.3%
Great Lakes Dredge & Dock Corp.
 7.75%, due 12/15/13 .................................     200,000       169,000
                                                                      ----------
Wireless Telecommunication Services - 6.0%
Alamosa Delaware, Inc.
 8.50%, due 1/31/12 (c) ..............................     300,000       294,000
American Towers, Inc.
 7.25%, due 12/1/11 ..................................     405,000       406,012
Crown Castle International Corp.
 Series B
 7.50%, due 12/1/13 ..................................     425,000       422,875
Dobson Communications Corp.
 8.875%, due 10/1/13 .................................     275,000       209,000
MetroPCS, Inc.
 10.75%, due 10/1/11 .................................     350,000       379,750
Nextel Communications, Inc.
 7.375%, due 8/1/15 ..................................     390,000       393,900
Nextel Partners, Inc.
 8.125%, due 7/1/11 ..................................     300,000       306,000
Pegasus Satellite Communications, Inc.
 11.25%, due 1/15/10 (c)(g) ..........................     150,000        75,000
Rural Cellular Corp.
 8.25%, due 3/15/12 (c) ..............................     135,000       138,038
 9.75%, due 1/15/10 ..................................     400,000       363,000


See accompanying notes to financial statements.

HIGH YIELD FUND


                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                         -----------------------
Wireless Telecommunication Services (continued)
SBA Telecomunications, Inc.
 (zero coupon), due 12/15/11
 9.75%, beginning 12/15/07 (c) ......................    $250,000    $   185,000
US Unwired, Inc.
 10.00%, due 6/15/12 (c) ............................     175,000        176,750
                                                                     -----------
                                                                       3,349,325
                                                                     -----------
Total Corporate Bonds
 (Cost $49,300,190) .................................                 48,651,200
                                                                     -----------
FOREIGN CORPORATE BONDS 8.1%
Capital Markets - 0.6%
BCP Caylux Holdings Luxembourg SCA
 9.625%, due 6/15/14 (c) ............................     300,000        310,875
                                                                     -----------
Chemicals - 0.5%
Nova Chemicals Ltd.
 6.50%, due 1/15/12 .................................     300,000        295,500
                                                                     -----------
Commercial Services & Supplies - 0.3%
Waste Services, Inc.
 9.50%, due 4/15/14 (c) .............................     150,000        153,750
                                                                     -----------
Construction & Engineering - 0.5%
North American Energy Partners, Inc.
 8.75%, due 12/1/11 (c) .............................     300,000        297,000
                                                                     -----------
Containers & Packaging - 0.8%
Crown Euro Holdings S.A.
 10.875%, due 3/1/13 ................................     400,000        456,000
                                                                     -----------
Diversified Financial Services - 1.0%
JSG Funding PLC
 9.625%, due 10/1/12 ................................     500,000        547,500
                                                                     -----------
Health Care Equipment & Supplies - 0.6%
VWR International, Inc.
 6.875%, due 4/15/12 (c) ............................     130,000        130,488
 8.00%, due 4/15/14 (c) .............................     220,000        225,500
                                                                     -----------
                                                                         355,988
                                                                     -----------
Hotels, Restaurants & Leisure - 1.2%
Intrawest Corp.
 7.50%, due 10/15/13 ................................     300,000        293,250
Royal Caribbean Cruises Ltd.
 6.875%, due 12/1/13 ................................     400,000        395,500
                                                                     -----------
                                                                         688,750
                                                                     -----------
Machinery - 0.4%
Maax Corp.
 9.75%, due 6/15/12 (c) .............................     225,000        231,750
                                                                     -----------
Metals & Mining - 0.7%
Russel Metals, Inc.
 6.375%, due 3/1/14 .................................     425,000        398,437
                                                                     -----------
Paper & Forest Products - 0.4%
Riverside Forest Product Ltd.
 7.875%, due 3/1/14 (c) .............................     200,000        204,000
                                                                     -----------


                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                         -----------------------
Textiles, Apparel & Luxury Goods - 0.6%
Invista
 9.25%, due 5/1/12 (c) ..............................    $320,000    $   321,600
                                                                     -----------
Wireless Telecommunication Services - 0.5%
Inmarsat Finance PLC
 7.625%, due 6/30/12 (c) ............................     275,000        266,062
                                                                     -----------
Total Foreign Corporate Bonds
 (Cost $4,575,126) ..................................                  4,527,212
                                                                     -----------
Total Long Term Bonds
 (Cost $53,875,316) .................................                 53,178,412
                                                                     -----------



                                                             SHARES
                                                            --------
PREFERRED STOCKS 2.7%
Media - 2.7%
Haights Cross Communications, Inc.
 16.00%, Class B (h)(i)(j) .............................     6,286       308,015
Paxson Communications Corp.
 14.25% (h) ............................................        46       401,761
PRIMEDIA, Inc.
 10.00%, Series D ......................................     4,000       376,000
Spanish Broadcasting System, Inc.
 10.75%, Series B (h) ..................................       420       427,350
                                                                       ---------
Total Preferred Stock
 (Cost $1,549,082) .....................................               1,513,126
                                                                       ---------
WARRANTS 0.00% (B)
Media - 0.00% (b)
Haights Cross
 Communications, Inc.
 Strike $0.001
 Expire 12/10/11(i)(j)(k) ..............................         7             0(l)
 Prefered Class A
 Strike $0.001
 Expire 12/10/11(i)(j)(k) ..............................     6,225            62
                                                                       ---------
Total Warrants
 (Cost $63) ............................................                      62
                                                                       ---------



See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS



                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                         -----------------------
SHORT-TERM INVESTMENTS 0.6%
Commercial Paper - 0.4%
Federal Farm Credit Bank
 1.06%, due 7/6/04 ..................................    $220,000    $   219,967
                                                                     -----------
U.S. Treasury Bills - 0.2%
United States Treasury Bill
 0.94%, due 7/1/04 ..................................     125,000        125,000
                                                                     -----------
Total Short Term Investments
 (Cost $344,967) ....................................                    344,967
                                                                     -----------
Total Investments
 (Cost $55,769,428) (m) .............................        98.5%    55,036,567
Cash and Other Assets,
 Less Liabilities ...................................         1.5        853,521
                                                         --------    -----------
Net Assets ..........................................       100.0%   $55,890,088
                                                         ========    ===========
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  144A's may be sold to institutional investors only. The total market value of these securities at June 30, 2004 is $19,840,312, which represents 35.5%
     of the Fund's net assets.
(d)  300 units - Each unit reflects $1,000 principal amount of zero coupon
     Senior Notes plus 1 warrant to acquire 2.8094 shares of common stock at
     $0.01 per share at a future date.
(e)  195 Units - Each unit reflects $1,000 principal amount of zero coupon
     Senior Notes plus 1 warrant to acquire 0.6902 shares of common stock at
     $0.01 per share at a future date.
(f)  235 Units - Each unit reflects $1,000 principal amount of zero coupon
     Senior Notes plus 1 warrant to acquire 109.8089 shares of Class A common stock at $0.01 per share at a future date.
(g)  Isssue in default.
(h)  PIK ("Payment in Kind") -Dividend payment is made with additional securities.
(i)  Illiquid security. The total market value of these securities at June 30,
     2004 is $308,077, which represents 0.6% of the Fund's net assets.
(j)  Restricted security. The total market value of these securities at June 30,
     2004 is $308,077, which represents 0.6% of the Fund's net assets.
(k)  Fair valued security. The total market value of these securities at June
     30, 2004 is $62, less than 0.1% of the Fund's net assets.
(l)  Less than one dollar.
(m)  At June 30, 2004, cost is identical for book and federal income tax purposes and net unealized depreciation is as follows:
     Gross unrealized appreciation ...............................   $   851,984
     Gross unrealized depreciation ...............................    (1,584,845)
                                                                     -----------
     Net unrealized depreciation .................................   $  (732,861)
                                                                     ===========


See accompanying notes to financial statements.

HIGH YIELD FUND



STATEMENT OF ASSETS AND LIABILITIES
FOR THE PERIOD ENDED JUNE 30, 2004*

ASSETS:
 Investments in securities at value
   (cost $55,769,428) ............................................   $55,036,567
 Cash-interest bearing accounts ..................................        35,607
 Dividends and interest receivable ...............................     1,118,920
 Receivable for securities sold ..................................       260,981
 Receivable for fund shares sold .................................       250,000
 Other assets ....................................................        13,278
                                                                     -----------
    Total assets .................................................    56,715,353
                                                                     -----------
LIABILITIES:
 Payable for securities purchased ................................       751,424
 Payable to Advisor, net .........................................        46,864
 Accounting fees payable .........................................         2,682
 Administration fees payable .....................................         2,258
 Accrued expenses ................................................        22,037
                                                                     -----------
    Total liabilities ............................................       825,265
                                                                     -----------
 Net Assets ......................................................   $55,890,088
                                                                     ===========
NET ASSETS CONSIST OF:
 Capital paid-in .................................................   $56,171,070
 Accumulated net investment income ...............................       115,494
 Accumulated net realized gain on investments ....................       336,385
 Net unrealized depreciation on investments ......................      (732,861)
                                                                     -----------
                                                                     $55,890,088
                                                                     ===========
Net Assets:
 Class McMorgan ..................................................   $55,890,088
                                                                     ===========
Shares Outstanding:
 Class McMorgan ..................................................     5,625,071
                                                                     ===========
Net asset value and redemption price per share:
 Class McMorgan ..................................................   $      9.94
                                                                     ===========

*   Fund commenced operations on November 3, 2003.


STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2004*

INVESTMENT INCOME:
 Dividends ........................................................   $   95,152
 Interest .........................................................    2,892,009
                                                                      ----------
    Total investment income .......................................    2,987,161
                                                                      ----------
Expenses:
 Investment advisory fees (Note E) ................................      177,163
 Accounting fees ..................................................       21,301
 Offering costs expense ...........................................       17,554
 Administration fees ..............................................       17,454
 Auditing fees ....................................................       13,000
 Legal fees .......................................................        8,497
 Custodian fees ...................................................        6,731
 Trustees fees ....................................................        5,953
 Insurance fees ...................................................        4,810
 Transfer agent fees ..............................................        3,200
 Report to shareholder expense ....................................        1,574
 Miscellaneous expenses ...........................................       10,710
                                                                      ----------
    Total expenses ................................................      287,947
 Expenses reimbursed (Note E) .....................................      (22,202)
                                                                      ----------
    Net Expenses ..................................................      265,745
                                                                      ----------
Net Investment Income .............................................    2,721,416
                                                                      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments .................................      336,385
 Net change in unrealized depreciation on
   investments ....................................................     (732,861)
                                                                      ----------
 Net realized and unrealized loss on investments ..................     (396,476)
                                                                      ----------
Increase in net assets from operations ............................   $2,324,940
                                                                      ==========


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


HIGH YIELD FUND


STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED JUNE 30, 2004*

INCREASE IN NET ASSETS:
Operations:
 Net investment income ...........................................   $ 2,721,416
 Net realized gain on investments ................................       336,385
 Net change in unrealized depreciation on investments ............      (732,861)
                                                                     -----------
 Increase in net assets ..........................................     2,324,940
                                                                     -----------
Dividends to shareholders:
 From net investment income Class McMorgan shares ................    (2,605,922)
                                                                     -----------
 Total dividends to shareholders .................................    (2,605,922)
                                                                     -----------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares .........................................    53,565,150
 Net asset value of shares issued to shareholders in reinvestment of dividends:
   Class McMorgan shares .........................................     2,605,920
                                                                     -----------
                                                                      56,171,070
 Cost of shares redeemed:
   Class McMorgan shares .........................................            --
                                                                     -----------
   Total increase in net assets derived from capital share
 transactions ....................................................    56,171,070
                                                                     -----------
   Total increase in net assets ..................................    55,890,088
Net Assets:
 Beginning of period .............................................            --
                                                                     -----------
 End of period (including accumulated net investment income of
 $115,494) .......................................................   $55,890,088
                                                                     ===========

*   Fund commenced operations on November 3, 2003.


See accompanying notes to financial statements.

HIGH YIELD FUND


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables below set forth financial data for a share of beneficial interest outstanding throughout the period presented.


                                                                      FOR THE
                                                                   PERIOD ENDED
                                                                    6/30/2004*
                                                                  --------------
                                                                  CLASS MCMORGAN
                                                                  --------------
Net asset value, beginning of period ..........................       $ 10.00
                                                                      -------
 Income from investment operations:
 Net investment income ........................................          0.48
 Net realized and unrealized gain on investments ..............         (0.06)
                                                                      -------
    Total from investment operations ..........................          0.42
                                                                      -------
 Less distributions:
 From net investment income ...................................         (0.48)
                                                                      -------
    Total distributions .......................................         (0.48)
                                                                      -------
Net asset value, end of period ................................       $  9.94
                                                                      =======
Total return ..................................................          4.23% (a)
Ratios/Supplemental Data
 Net assets, end of period (in 000's) .........................       $55,890
 Ratio of expenses to average net assets before reimbursement
   and recovery of expenses by Advisor ........................          0.81%+
 Ratio of expenses to average net assets after reimbursement
   of expenses by Advisor .....................................          0.75%+
 Ratio of net investment income to average net assets before
   reimbursement of expenses by Advisor .......................          7.62%+
 Ratio of net investment income to average net assets after
   reimbursement of expenses by Advisor .......................          7.68%+
 Portfolio turnover ...........................................         40.00%

*   The Fund commenced operations on November 3, 2003.
(a) Total return is not annualized.
+   Annualized.

See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


BALANCED FUND


PORTFOLIO OF INVESTMENTS
JUNE 30, 2004

COMMON STOCKS 63.8%


                                                            SHARES      VALUE
                                                            --------------------
Consumer Discretionary - 6.2%
Best Buy Co., Inc. .....................................     9,600   $   487,104
Comcast Corp. Class A (a) ..............................    31,228       875,321
Dollar Tree Stores, Inc. (a) ...........................    15,700       430,651
Home Depot, Inc. (The) .................................    37,500     1,320,000
InterActive Corp. (a) ..................................    26,900       810,766
Knight-Ridder, Inc. ....................................     9,700       698,400
Kohl's Corp. (a) .......................................     8,600       363,608
Target Corp. ...........................................    21,200       900,364
Time Warner, Inc. ......................................    38,900       683,862
Viacom, Inc. Class B ...................................    36,500     1,303,780
                                                                     -----------
                                                                       7,873,856
                                                                     -----------
Consumer Staples - 6.2%
Altria Group, Inc. .....................................     6,200       310,310
Anheuser-Busch Cos., Inc. ..............................    22,000     1,188,000
Clorox Co. (The) .......................................     7,800       419,484
Colgate-Palmolive Co. ..................................     4,900       286,405
Costco Wholesale Corp. .................................    23,000       944,610
PepsiCo, Inc. ..........................................    24,800     1,336,224
Procter & Gamble Co. (The) .............................    26,600     1,448,104
Sara Lee Corp. .........................................    31,300       719,587
Wal-Mart Stores, Inc. ..................................     7,800       411,528
Walgreen Co. ...........................................    24,800       898,008
                                                                     -----------
                                                                       7,962,260
                                                                     -----------
Energy - 4.5%
BP PLC ADR (b) .........................................     9,322       499,380
ChevronTexaco Corp. ....................................    12,567     1,182,680
ConocoPhillips .........................................     6,400       488,256
ExxonMobil Corp. .......................................    46,206     2,052,008
Schlumberger Ltd. ......................................    12,100       768,471
Nabors Industries, Ltd. (a) ............................    18,000       813,960
                                                                     -----------
                                                                       5,804,755
                                                                     -----------
Financials - 12.3%
Allstate Corp. (The) ...................................    21,100       982,205
American International Group, Inc. .....................    22,277     1,587,905
Bank One Corp. .........................................    31,700     1,616,700
Citigroup, Inc. ........................................    67,232     3,126,288
Federal Home Loan Mortgage Corp. .......................    18,100     1,145,730
Federal National Mortgage Association ..................    14,700     1,048,992
MBNA Corp. .............................................    44,200     1,139,918
Merrill Lynch & Co., Inc. ..............................    33,900     1,829,922
State Street Corp. .....................................    14,600       715,984
U.S. Bancorp ...........................................    63,337     1,745,568
Wachovia Corp. .........................................    16,200       720,900
                                                                     -----------
                                                                      15,660,112
                                                                     -----------


                                                            SHARES      VALUE
                                                            --------------------
Health Care - 9.6%
Amgen, Inc. (a) ........................................    33,500   $ 1,828,095
Anthem, Inc. (a) .......................................     8,500       761,260
Cardinal Health, Inc. ..................................     9,400       658,470
Johnson & Johnson ......................................    24,978     1,391,275
Kinetic Concepts, Inc. (a) .............................     6,000       299,400
Lilly (Eli) & Co. ......................................     9,600       671,136
MedImmune, Inc. (a) ....................................    14,800       346,320
Medtronic, Inc. ........................................    20,200       984,144
Merck & Co., Inc. ......................................    13,900       660,250
Pfizer, Inc. ...........................................    74,735     2,561,916
Schering-Plough Corp. ..................................    30,000       554,400
UnitedHealth Group, Inc. ...............................    12,800       796,800
Zimmer Holdings, Inc. (a) ..............................     8,430       743,526
                                                                     -----------
                                                                      12,256,992
                                                                     -----------
Industrials - 7.8%
3M Co. .................................................    16,300     1,467,163
Emerson Electric Co. ...................................    20,100     1,277,355
General Dynamics Corp. .................................     4,600       456,780
General Electric Co.  ..................................    60,600     1,963,440
Honeywell International, Inc. ..........................    32,575     1,193,222
Tyco International Ltd. ................................    74,896     2,482,053
United Parcel Service, Inc. Class B ....................    15,000     1,127,550
                                                                     -----------
                                                                       9,967,563
                                                                     -----------
Information Technology - 12.2%
Accenture Ltd. Class A (a) .............................    38,000     1,044,240
Automatic Data Processing, Inc. ........................    14,100       590,508
BMC Software, Inc. (a) .................................    37,200       688,200
Cisco Systems, Inc. (a) ................................    86,100     2,040,570
Dell, Inc. (a)  ........................................    21,300       762,966
Hewlett-Packard Co. ....................................    64,975     1,370,973
Intel Corp.  ...........................................    93,500     2,580,600
International Business Machines Corp. ..................    13,100     1,154,765
Microsoft Corp. ........................................    85,600     2,444,736
Novellus Systems, Inc. (a) .............................    15,900       499,896
Oracle Corp. (a) .......................................    70,200       837,486
SAP AG ADR (b) .........................................    19,700       823,657
Symantec Corp. (a) .....................................     4,000       175,120
Texas Instruments, Inc. ................................    12,300       297,414
Xilinx, Inc.  ..........................................     7,900       263,149
                                                                     -----------
                                                                      15,574,280
                                                                     -----------
Materials - 2.7%
Alcoa, Inc. ............................................    34,900     1,152,747
Dow Chemical Co. (The) .................................    13,200       537,240
E.I. du Pont de Nemours & Co. ..........................    20,485       909,944
PPG Industries, Inc. ...................................    13,800       862,362
                                                                     -----------
                                                                       3,462,293
                                                                     -----------


See accompanying notes to financial statements.

BALANCED FUND



                                                            SHARES      VALUE
                                                            --------------------
Telecommunication Services - 1.4%
Verizon Communications, Inc. ...........................    25,342   $   917,127
Vodafone Group PLC ADR (b) .............................    36,600       808,860
                                                                     -----------
                                                                       1,725,987
                                                                     -----------
Utilities - 0.9%
Entergy Corp. ..........................................    13,800       772,938
Exelon Corp. ...........................................    12,524       416,924
                                                                     -----------
                                                                       1,189,862
                                                                     -----------
Total Common Stock
 (Cost $76,883,353) ....................................              81,477,960
                                                                     -----------
FIXED INCOME SECURITIES 34.6%
CORPORATE BONDS 14.2%



                                                           PRINCIPAL
                                                            AMOUNT
                                                           ---------
Consumer Discretionary - 2.6%
Cox Communications, Inc.
 6.75%, due 3/15/11 ...................................    $ 10,000       10,782
 7.125%, due 10/1/12 ..................................     270,000      295,907
 7.75%, due 11/1/10 ...................................     210,000      238,050
DaimlerChrysler North America Holdings, Inc.
 6.50%, due 11/15/13 ..................................     245,000      251,184
General Motors Corp.
 7.20%, due 1/15/11 ...................................     580,000      607,721
Liberty Media Corp.
 5.70%, due 5/15/13 ...................................     320,000      315,239
Office Depot, Inc.
 6.25%, due 8/15/13 ...................................     285,000      293,548
TCI Communications, Inc.
 8.75%, due 8/1/15 ....................................     195,000      234,910
Tele-Communications, Inc.
 9.80%, due 2/1/12 ....................................     420,000      526,555
Time Warner, Inc.
 6.75%, due 4/15/11 ...................................     120,000      129,239
 9.125%, due 1/15/13 ..................................     365,000      444,970
                                                                       ---------
                                                                       3,348,105
                                                                       ---------
Consumer Staples - 0.5%
Albertson's, Inc.
 7.50%, due 2/15/11 ...................................     270,000      304,262
Kraft Foods, Inc.
 6.25%, due 6/1/12 ....................................     290,000      305,367
                                                                       ---------
                                                                         609,629
                                                                       ---------
Energy - 0.2%
Conoco Funding Co.
 6.35%, due 10/15/11 ..................................     280,000      304,657
                                                                       ---------
Financials - 7.1%
Aegon N.V.
 4.75%, due 6/1/13 ....................................     315,000      300,448
American International Group, Inc.
 4.25%, due 5/15/13 ...................................     110,000      101,876


                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                          ----------------------
Financials (continued)
Bank of America Corp.
 6.25%, due 4/15/12 ..................................    $445,000    $  474,710
CIT Group, Inc.
 5.00%, due 2/13/14 ..................................     285,000       269,432
Capital One Bank
 5.75%, due 9/15/10 ..................................     410,000       421,350
Citigroup, Inc.
 5.625%, due 8/27/12 .................................     255,000       262,117
 7.25%, due 10/1/10 ..................................     730,000       822,130
Credit Suisse FirstBoston USA, Inc.
 5.125%, due 1/15/14 .................................     390,000       376,896
 6.50%, due 1/15/12 ..................................      90,000        96,713
EOP Operating LP
 4.75%, due 3/15/14 ..................................     215,000       198,084
 7.00%, due 7/15/11 ..................................     210,000       228,882
Ford Motor Credit Co.
 6.375%, due 11/5/08 .................................     345,000       353,738
 7.375%, due 10/28/09 ................................     310,000       330,840
GE Global Insurance Holding Corp.
 7.50%, due 6/15/10 ..................................     365,000       413,701
Goldman Sachs Group, Inc. (The)
 5.15%, due 1/15/14 ..................................     375,000       360,119
 5.70%, due 9/1/12 ...................................     265,000       268,812
Household Finance Corp.
 6.375%, due 10/15/11 ................................     190,000       202,807
 6.75%, due 5/15/11 ..................................     485,000       530,009
Jefferies Group, Inc.
 5.50%, due 3/15/16 ..................................     175,000       167,421
 7.75%, due 3/15/12 ..................................      45,000        50,992
Lehman Brothers Holdings, Inc.
 4.80%, due 3/13/14 ..................................     320,000       299,186
MBNA America Bank
 7.125%, due 11/15/12 ................................     230,000       253,620
Merrill Lynch & Co., Inc. Series B
 4.50%, due 11/4/10 ..................................     285,000       280,997
MetLife, Inc.
 6.125%, due 12/1/11 .................................     305,000       327,422
Morgan Stanley
 4.75%, due 4/1/14 ...................................     390,000       359,822
National Rural Utilities Cooperative
 Finance Corp.
 5.75%, due 8/28/09 ..................................     135,000       142,488
PHH Corp.
 7.125%, due 3/1/13 ..................................     245,000       267,565
Prudential Financial, Inc.
 4.50%, due 7/15/13 ..................................     250,000       232,027
 4.75%, due 4/1/14 ...................................     265,000       246,973
SLM Corp.
 4.00%, due 1/15/09 ..................................     170,000       166,974
 5.05%, due 11/14/14 .................................     320,000       307,382
                                                                      ----------
                                                                       9,115,533
                                                                      ----------


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


BALANCED FUND


CORPORATE BONDS  (continued)


                                                         PRINCIPAL
                                                          AMOUNT        VALUE
                                                         -----------------------
Health Care - 0.4%
Bristol-Myers Squibb Co.
 5.75%, due 10/1/11 .................................    $170,000    $   177,138
Wyeth
 5.50%, due 3/15/13 .................................     320,000        308,835
                                                                     -----------
                                                                         485,973
                                                                     -----------
Industrials - 0.6%
General Electric Co.
 5.00%, due 2/1/13 ..................................     195,000        191,914
International Lease Finance Corp.
 3.50%, due 4/1/09 ..................................     200,000        190,178
 5.875%, due 5/1/13 .................................     320,000        328,076
Textron, Inc.
 4.50%, due 8/1/10 ..................................      95,000         94,220
                                                                     -----------
                                                                         804,388
                                                                     -----------
Information Technology - 0.2%
First Data Corp.
 5.625%, due 11/1/11 ................................     290,000        302,584
                                                                     -----------
Materials - 0.5%
International Paper Co.
 5.85%, due 10/30/12 ................................     215,000        218,372
Weyerhaeuser Co.
 6.75%, due 3/15/12 .................................     330,000        357,374
                                                                     -----------
                                                                         575,746
                                                                     -----------
Telecommunication Services - 1.8%
AT&T Wireless Services, Inc.
 7.875%, due 3/1/11 .................................     225,000        255,929
 8.125%, due 5/1/12 .................................     265,000        306,380
British Telecommunications PLC
 8.375%, due 12/15/10 (ADR) (b) .....................     450,000        525,517
Sprint Capital Corp.
 7.625%, due 1/30/11 ................................     525,000        580,382
Verizon New York, Inc.
 6.875%, due 4/1/12 .................................     540,000        578,941
                                                                     -----------
                                                                       2,247,149
                                                                     -----------
Utilities - 0.3%
Pacific Electric & Gas Co.
 4.80%, due 3/1/14 ..................................      70,000         66,328
Southern Power Co.
 4.875%, due 7/15/15 ................................     325,000        301,584
                                                                     -----------
                                                                         367,912
                                                                     -----------
Total Corporate Bonds
 (Cost $18,335,173) .................................                 18,161,676
                                                                     -----------
U.S. GOVERNMENT SECURITIES 9.2%
U.S. GOVERNMENT AGENCY OBLIGATION 0.1%
Financing Corporation - 0.1%
 8.60%, due 9/26/19 .................................     125,000        163,514
                                                                     -----------
Total U.S. Government Agency Obligation
 (Cost $167,562) ....................................                    163,514
                                                                     -----------


                                                       PRINCIPAL
                                                         AMOUNT         VALUE
                                                       -------------------------
U.S. TREASURY OBLIGATIONS 9.1%
United States Treasury Bond - 2.7%
 5.25%, due 2/15/29 ...............................    $3,485,000   $  3,416,934
                                                                    ------------
United States Treasury Notes - 5.4%
 1.625%, due 1/31/05 ..............................       755,000        754,558
 1.75%, due 12/31/04 ..............................     6,165,000      6,166,683
                                                                    ------------
                                                                       6,921,241
                                                                    ------------
United States Treasury Strip - 1.0%
 Zero Coupon, due 5/15/14 (c) .....................     2,190,000      1,350,146
                                                                    ------------
Total U.S.Treasury Obligations
 (Cost $11,829,283) ...............................                   11,688,321
                                                                    ------------
Total U.S. Government Securities
 (Cost $11,996,845) ...............................                   11,851,835
                                                                    ------------
COLLATERALIZED MORTGAGE OBLIGATIONS 11.2%
Federal Home Loan Mortgage Corporation - 2.3%
 1.50%, due 8/15/05 ...............................       720,000        713,273
 2.875%, due 9/15/05 ..............................     1,890,000      1,900,253
 6.00%, due 4/15/08 ...............................       107,972        110,307
 6.50%, due 12/15/05 ..............................       167,596        169,084
                                                                    ------------
                                                                       2,892,917
                                                                    ------------
Federal National Mortgage Association - 8.9%
 3.25%, due 11/15/07 ..............................       445,000        438,724
 4.375%, due 3/15/13 ..............................     4,320,000      4,120,809
 5.50%, due 11/1/18-4/1/34 ........................     4,116,324      4,140,102
 6.00%, due 7/25/20-7/15/34 .......................       739,248        754,016
 6.50%, due 9/1/33 ................................     1,283,227      1,338,224
 7.25%, due 1/15/10 ...............................       560,000        637,507
                                                                    ------------
                                                                      11,429,382
                                                                    ------------
Total Collateralized Mortgage Obligations
 (Cost $14,405,023) ...............................                   14,322,299
                                                                    ------------
Total Fixed Income Securities
 (Cost $44,737,041) ...............................                   44,335,810
                                                                    ------------
Total Investments
 (Cost $121,620,394) ..............................          98.4%   125,813,770
Cash and Other Assets,
 Less Liabilities .................................           1.6      1,989,203
                                                       ----------   ------------
Net Assets ........................................         100.0%  $127,802,973
                                                       ==========   ============


(a) Non-dividend paying stock.
(b) ADR - American Depositary Receipt.
(c) Zero Coupon Bond
(d) At June 30, 2004, cost is $122,088,474 for
    federal income tax purposes and net unrealized
    appreciation is as follows:
    Gross unrealized appreciation ................................   $ 8,246,800
    Gross unrealized depreciation ................................    (4,521,504)
                                                                     -----------
     Net unrealized appreciation .................................   $ 3,725,296
                                                                     ===========


See accompanying notes to financial statements.

BALANCED FUND


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004

ASSETS:
 Investments in securities at value
   (cost $121,620,394) ..........................................   $125,813,770
 Cash-interest bearing accounts .................................        454,826
 Receivable for securities sold .................................      2,707,157
 Dividends and interest receivable ..............................        601,460
 Receivable for fund shares sold ................................        353,330
 Other assets ...................................................         27,512
                                                                    ------------
    Total assets ................................................    129,958,055
                                                                    ------------
LIABILITIES:
 Payable for securities purchased ...............................      1,944,245
 Payable for fund shares redeemed ...............................        106,367
 Payable to Advisor, net ........................................         30,353
 Administration fees payable ....................................          6,731
 Accounting fees payable ........................................          4,732
 12b-1 fees payable .............................................          1,528
 Accrued expenses ...............................................         61,126
                                                                    ------------
    Total liabilities ...........................................      2,155,082
                                                                    ------------
Net Assets ......................................................   $127,802,973
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $136,148,546
 Accumulated undistributed net investment
   income .......................................................         93,072
 Accumulated net realized loss on
   investments ..................................................    (12,632,021)
 Net unrealized appreciation on investments .....................      4,193,376
                                                                    ------------
                                                                    $127,802,973
                                                                    ============
Net Assets:
 Class McMorgan .................................................   $120,324,666
 Class Z ........................................................      7,478,307
                                                                    ------------
                                                                    $127,802,973
                                                                    ============
Shares Outstanding:
 Class McMorgan .................................................      7,233,036
                                                                    ============
 Class Z ........................................................        449,669
                                                                    ============
Net asset value and redemption price per share:
 Class McMorgan .................................................   $      16.64
                                                                    ============
 Class Z ........................................................   $      16.63
                                                                    ============



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

INVESTMENT INCOME:
 Interest ........................................................   $ 2,240,477
 Dividends (net of foreign withholding taxes of $6,324) ..........     1,465,535
                                                                     -----------
    Total investment income ......................................     3,706,012
                                                                     -----------
Expenses:
 Investment advisory fees (Note E) ...............................       618,347
 Administration fees .............................................        79,768
 Transfer agent fees .............................................        63,705
 Accounting fees .................................................        56,643
 Legal fees ......................................................        32,968
 Registration expenses ...........................................        26,373
 Auditing fees ...................................................        22,000
 Custodian fees ..................................................        21,669
 Insurance fees ..................................................        18,957
 12B-1 distribution fees (Class Z) ...............................        18,557
 Trustees fees ...................................................        16,267
 Report to shareholder expense ...................................        13,562
 Miscellaneous expenses ..........................................        19,071
                                                                     -----------
    Total expenses ...............................................     1,007,887
 Expenses reimbursed (Note E) ....................................      (164,865)
                                                                     -----------
    Net expenses .................................................       843,022
                                                                     -----------
 Net investment income ...........................................     2,862,990
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON
   INVESTMENTS:
 Net realized gain on investments ................................     1,969,367
 Net change in unrealized appreciation on
   investments ...................................................     7,299,102
                                                                     -----------
 Net realized and unrealized gain on investments .................     9,268,469
                                                                     -----------
Increase in net assets from operations ...........................   $12,131,459
                                                                     ===========


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


BALANCED FUND


STATEMENT OF CHANGES IN NET ASSETS


                                                       FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED
                                                      6/30/2004       6/30/2003
                                                     ------------   ------------
DECREASE IN NET ASSETS:
Operations:
 Net investment income ..........................    $  2,862,990   $  4,129,373
 Net realized gain (loss) on investments ........       1,969,367    (12,894,712)
 Net change in unrealized appreciation on
   investments ..................................       7,299,102     12,006,038
                                                     ------------   ------------
 Increase in net assets .........................      12,131,459      3,240,699
                                                     ------------   ------------
Dividends and distributions to shareholders:
 From net investment income:
   Class McMorgan shares.........................      (2,728,219)    (3,999,874)
   Class Z shares................................        (138,615)      (212,901)
 From capital gains:
   Class McMorgan shares.........................              --        (13,633)
   Class Z shares................................              --           (724)
                                                     ------------   ------------
 Total dividends and distributions to
   shareholders .................................      (2,866,834)    (4,227,132)
                                                     ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares.........................      19,313,879     15,646,318
   Class Z shares................................       1,429,920      5,601,378
 Net asset value of shares issued to
   shareholders in reinvestment of dividends and
   distributions:
   Class McMorgan shares.........................       2,634,323      3,796,393
   Class Z shares................................         138,614        213,625
                                                     ------------   ------------
                                                       23,516,736     25,257,714
 Cost of shares redeemed:
   Class McMorgan shares.........................     (36,043,544)   (54,118,882)
   Class Z shares................................      (1,484,450)    (5,879,872)
                                                     ------------   ------------
 Decrease in net assets derived from capital
   share transactions ...........................     (14,011,258)   (34,741,040)
                                                     ------------   ------------
 Total decrease in net assets ...................      (4,746,633)   (35,727,473)
Net Assets:
 Beginning of year ..............................     132,549,606    168,277,079
                                                     ------------   ------------
 End of year (including undistributed net
   investment income of $93,072 and $96,898
   respectively).................................    $127,802,973   $132,549,606
                                                     ============   ============


See accompanying notes to financial statements.

BALANCED FUND


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.


                                        FOR THE        FOR THE        FOR THE        FOR THE
                                          YEAR           YEAR           YEAR           YEAR         FOR THE
                                         ENDED          ENDED          ENDED          ENDED        YEAR ENDED
                                       6/30/2004      6/30/2004      6/30/2003      6/30/2003      6/30/2002
                                     --------------   ---------    --------------   ---------    --------------
                                     CLASS MCMORGAN    CLASS Z     CLASS MCMORGAN    CLASS Z     CLASS MCMORGAN
                                     --------------   ---------    --------------   ---------    --------------
Net asset value, beginning of
  year...........................       $  15.52       $ 15.52        $  15.51        $15.51        $  18.15
                                        --------       -------        --------        ------        --------
 Income from investment
  operations:
 Net investment income ..........           0.34          0.30            0.44          0.40            0.48
 Net realized and unrealized
  gain (loss) on
  investments....................           1.12          1.11            0.02          0.03           (2.16)
                                        --------       -------        --------        ------        --------
    Total from investment
      operations.................           1.46          1.41            0.46          0.43           (1.68)
                                        --------       -------        --------        ------        --------
 Less dividends and
  distributions:
 From net investment income .....          (0.34)        (0.30)          (0.45)        (0.42)          (0.48)
 From capital gains .............              -             -           (0.00)(b)     (0.00)(b)       (0.48)
                                        --------       -------        --------        ------        --------
    Total dividends and
      distributions..............          (0.34)        (0.30)          (0.45)        (0.42)          (0.96)
                                        --------       -------        --------        ------        --------
Net asset value, end of year.....       $  16.64       $ 16.63        $  15.52        $15.52        $  15.51
                                        ========       =======        ========        ======        ========
Total return.....................           9.50%         9.17%           3.16%         2.90%          (9.65)%
Ratios/Supplemental Data
 Net assets, end of year (in
  000's).........................       $120,325       $ 7,478        $125,658        $6,892        $161,436
 Ratio of expenses to average
  net assets before reimbursement
  and recovery of expenses by
  Advisor........................           0.72%         0.97%           0.70%         0.95%           0.67%
 Ratio of expenses to average
  net assets after reimbursement
  of expenses by Advisor.........           0.60%         0.85%           0.60%         0.85%           0.60%
 Ratio of net investment income
  to average net assets before
  reimbursement of expenses by
  Advisor........................           1.98%         1.73%           2.79%         2.54%           2.70%
 Ratio of net investment income
  to average net assets after
  reimbursement of expenses by
  Advisor.......................            2.10%         1.85%           2.89%         2.64%           2.77%
 Portfolio turnover .............         101.99%       101.99%          56.23%        56.23%          45.80%


                                        FOR THE        FOR THE         FOR THE        FOR THE
                                      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED
                                       6/30/2002      6/30/2001      6/30/2001*      6/30/2000
                                      ----------    --------------   ----------    --------------
                                        CLASS Z     CLASS MCMORGAN     CLASS Z     CLASS MCMORGAN
                                      ----------    --------------   ----------    --------------
Net asset value, beginning of
  year...........................       $18.15         $  19.93        $ 19.26        $  20.15
                                        ------         --------        -------        --------
 Income from investment
  operations:
 Net investment income ..........         0.43             0.52           0.21            0.55
 Net realized and unrealized
  gain (loss) on
  investments....................        (2.16)           (1.07)         (1.10)           0.07
                                        ------         --------        -------        --------
    Total from investment
      operations.................        (1.73)           (0.55)         (0.89)           0.62
                                        ------         --------        -------        --------
 Less dividends and
  distributions:
 From net investment income .....        (0.43)           (0.53)         (0.22)          (0.55)
 From capital gains .............        (0.48)           (0.70)             -           (0.29)
                                        ------         --------        -------        --------
    Total dividends and
      distributions..............        (0.91)           (1.23)         (0.22)          (0.84)
                                        ------         --------        -------        --------
Net asset value, end of year.....       $15.51         $  18.15        $ 18.15        $  19.93
                                        ======         ========        =======        ========
Total return.....................        (9.87)%          (2.84)%        (4.63)%(a)       3.17%
Ratios/Supplemental Data
 Net assets, end of year (in
  000's).........................       $6,842         $175,681        $ 7,492        $165,066
 Ratio of expenses to average
  net assets
   before reimbursement and
  recovery
   of expenses by Advisor........         0.92%            0.65%          0.90%+          0.64%
 Ratio of expenses to average
  net assets after reimbursement
  of expenses by Advisor.........         0.85%            0.60%          0.85%+          0.60%
 Ratio of net investment income
  to average net assets before
  reimbursement of expenses by
  Advisor.......................          2.45%            2.69%          2.44%+          2.73%
 Ratio of net investment income
  to average net assets after
  reimbursement of expenses by
  Advisor.......................          2.52%            2.74%          2.49%+          2.77%
 Portfolio turnover .............        45.80%           38.09%          38.09%         22.44%


      ------------

*   Class Z commenced operations on January 25, 2001.
(a) Total return is not annualized.
(b) Less than one cent per share.
+   Annualized.


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


EQUITY INVESTMENT FUND


PORTFOLIO OF INVESTMENTS
JUNE 30, 2004

COMMON STOCKS 98.6%


                                                           SHARES       VALUE
                                                           ---------------------
Consumer Discretionary -- 9.2%
Best Buy Co., Inc. ....................................     18,350   $   931,079
Comcast Corp. Class A (a) .............................     95,629     2,680,481
Dollar Tree Stores, Inc. ..............................     39,150     1,073,884
Home Depot, Inc. (The) ................................     90,200     3,175,040
InterActive Corp. (a) .................................     62,000     1,868,680
Knight-Ridder, Inc. ...................................     25,750     1,854,000
Kohl's Corp. (a) ......................................     22,400       947,072
Target Corp. ..........................................     42,300     1,796,481
Time Warner, Inc. .....................................    106,700     1,875,786
Viacom, Inc. Class B ..................................     76,600     2,736,152
                                                                     -----------
                                                                      18,938,655
                                                                     -----------
Consumer Staples -- 10.6%
Altria Group, Inc. ....................................     31,700     1,586,585
Anheuser-Busch Cos., Inc. .............................     54,300     2,932,200
Clorox Co. (The) ......................................     21,100     1,134,758
Colgate-Palmolive Co. .................................     17,900     1,046,255
Costco Wholesale Corp. ................................     49,550     2,035,018
PepsiCo, Inc. .........................................     66,550     3,585,714
Procter & Gamble Co. (The) ............................     64,500     3,511,380
Sara Lee Corp. ........................................     78,900     1,813,911
Wal-Mart Stores, Inc. .................................     37,000     1,952,120
Walgreen Co. ..........................................     63,650     2,304,767
                                                                     -----------
                                                                      21,902,708
                                                                     -----------
Energy -- 7.6%
BP PLC ADR (b) ........................................     25,850     1,384,784
ChevronTexaco Corp. ...................................     28,251     2,658,702
ConocoPhillips ........................................     19,300     1,472,397
ExxonMobil Corp. ......................................    131,471     5,838,627
Nabors Industries, Ltd. (a) ...........................     39,700     1,795,234
Schlumberger Ltd. .....................................     38,750     2,461,013
                                                                     -----------
                                                                      15,610,757
                                                                     -----------
Financials -- 18.7%
Allstate Corp. (The) ..................................     45,600     2,122,680
American International Group, Inc. ....................     56,867     4,053,480
Bank One Corp. ........................................     78,500     4,003,500
Citigroup, Inc. .......................................    175,491     8,160,331
Federal Home Loan Mortgage Corp. ......................     40,650     2,573,145
Federal National Mortgage Association .................     28,950     2,065,872
Marsh & McLennan Cos., Inc. ...........................     16,800       762,384
MBNA Corp. ............................................     91,100     2,349,469
Merrill Lynch & Co., Inc. .............................     77,100     4,161,858
State Street Corp. ....................................     36,900     1,809,576


                                                           SHARES       VALUE
                                                           ---------------------
Financials (continued)
U.S. Bancorp ..........................................    174,941   $ 4,821,374
Wachovia Corp. ........................................     39,700     1,766,650
                                                                     -----------
                                                                      38,650,319
                                                                     -----------
Health Care -- 14.2%
Amgen, Inc. (a) .......................................     65,400     3,568,878
Anthem, Inc. (a) ......................................     15,400     1,379,224
Cardinal Health, Inc. .................................     22,000     1,541,100
Johnson & Johnson .....................................     64,360     3,584,852
Kinetic Concepts, Inc. (a) ............................     13,000       648,700
Lilly (Eli) & Co. .....................................     25,500     1,782,705
MedImmune, Inc. .......................................     40,400       945,360
Medtronic, Inc. .......................................     43,400     2,114,448
Merck & Co., Inc. .....................................     31,995     1,519,762
Pfizer, Inc. ..........................................    188,325     6,455,781
Schering-Plough Corp. .................................    103,400     1,910,832
UnitedHealth Group, Inc. ..............................     30,550     1,901,738
Zimmer Holdings, Inc. (a) .............................     21,390     1,886,598
                                                                     -----------
                                                                      29,239,978
                                                                     -----------
Industrials -- 12.0%
3M Co. ................................................     36,110     3,250,261
Emerson Electric Co. ..................................     51,000     3,241,050
General Dynamics Corp. ................................     13,100     1,300,830
General Electric Co. ..................................    176,550     5,720,220
Honeywell International, Inc. .........................     79,900     2,926,737
Tyco International, Ltd. ..............................    169,000     5,600,660
United Parcel Service, Inc. Class B ...................     35,100     2,638,467
                                                                     -----------
                                                                      24,678,225
                                                                     -----------
Information Technology -- 18.7%
Accenture Ltd. Class A (a) ............................     86,000     2,363,280
Automatic Data Processing, Inc. .......................     48,400     2,026,992
BMC Software, Inc. (a) ................................     61,400     1,135,900
Cisco Systems, Inc. (a) ...............................    179,300     4,249,410
Dell, Inc. ............................................     57,250     2,050,695
Hewlett-Packard Co. ...................................    149,509     3,154,640
Intel Corp. ...........................................    219,450     6,056,820
International Business Machines Corp. .................     32,250     2,842,837
Microsoft Corp. .......................................    213,150     6,087,564
Novellus Systems, Inc. (a) ............................     42,100     1,323,624
Oracle Corp. ..........................................    185,000     2,207,050
SAP AG ADR (b) ........................................     60,650     2,535,777
Symantec Corp. (a) ....................................     17,600       770,528
Texas Instruments, Inc. ...............................     39,800       962,364
Xilinx, Inc. ..........................................     27,500       916,025
                                                                     -----------
                                                                      38,683,506
                                                                     -----------


See accompanying notes to financial statements.

EQUITY INVESTMENT FUND


                                                           SHARES       VALUE
                                                           ---------------------
Materials -- 4.0%
Alcoa, Inc. ...........................................    83,250   $  2,749,747
Dow Chemical Co. (The) ................................    39,000      1,587,300
E.I. du Pont de Nemours & Co. .........................    48,204      2,141,222
PPG Industries, Inc. ..................................    29,700      1,855,953
                                                                    ------------
                                                                       8,334,222
                                                                    ------------
Telecommunication Services -- 2.0%
Verizon Communications, Inc. ..........................    58,862      2,130,216
Vodafone Group PLC ADR (b) ............................    92,400      2,042,040
                                                                    ------------
                                                                       4,172,256
                                                                    ------------
Utilities -- 1.6%
Entergy Corp. .........................................    37,400      2,094,774
Exelon Corp. ..........................................    35,798      1,191,716
                                                                    ------------
                                                                       3,286,490
                                                                    ------------
Total Common Stocks
 (Cost $194,402,556) (c) ..............................      98.6%   203,497,116
Cash and Other Assets, Less Liabilities ...............       1.4      2,876,871
                                                           ------   ------------
Net Assets ............................................     100.0%  $206,373,987
                                                           ======   ============
(a) Non-dividend paying stock.
(b) ADR -- American Depository Receipt.
(c) At June 30, 2004, cost is $195,885,570
    for federal income tax purposes and net
    unrealized appreciation is as follows:
    Gross unrealized appreciation ...............................   $ 18,829,506
    Gross unrealized depreciation ...............................    (11,217,960)
                                                                    ------------
  Net unrealized appreciation ...................................   $  7,611,546
                                                                    ============


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


EQUITY INVESTMENT FUND


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004

ASSETS:
 Investments in securities at value
   (cost $194,402,556) ..........................................   $203,497,116
 Cash-interest bearing accounts .................................      1,694,966
 Receivable for securities sold .................................      1,103,144
 Receivable for fund shares sold ................................        401,229
 Dividends and interest receivable ..............................        239,890
 Other assets ...................................................         32,660
                                                                    ------------
    Total assets ................................................    206,969,005
                                                                    ------------
LIABILITIES:
 Payable for fund shares redeemed ...............................        417,163
 Payable to Advisor, net ........................................         86,453
 Transfer Agent fees payable ....................................         60,846
 Administration fees payable ....................................          9,636
 Accounting fees payable ........................................          6,233
 12b-1 fees payable .............................................          2,278
 Accrued expenses ...............................................         12,409
                                                                    ------------
    Total liabilities ...........................................        595,018
                                                                    ------------
Net Assets ......................................................   $206,373,987
                                                                    ============
NET ASSETS CONSIST OF:
 Capital paid-in ................................................   $239,624,230
 Accumulated undistributed net investment income ................         32,116
 Accumulated net realized loss on investments ...................    (42,376,919)
 Net unrealized appreciation on investments .....................      9,094,560
                                                                    ------------
                                                                    $206,373,987
                                                                    ============
Net Assets:
 Class McMorgan .................................................   $195,192,912
 Class Z ........................................................     11,181,075
                                                                    ------------
                                                                    $206,373,987
                                                                    ============
Shares Outstanding:
 Class McMorgan .................................................      9,485,949
                                                                    ============
 Class Z ........................................................        543,573
                                                                    ============
Net asset value and redemption price per share:
 Class McMorgan .................................................   $      20.58
                                                                    ============
 Class Z ........................................................   $      20.57
                                                                    ============



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2004

INVESTMENT INCOME:
 Dividends (net of foreign withholding taxes of $15,702) .........   $ 3,317,723
 Interest ........................................................         8,054
                                                                     -----------
    Total investment income ......................................     3,325,777
                                                                     -----------
Expenses:
 Investment advisory fees (Note E) ...............................     1,028,562
 Administration fees .............................................       113,452
 Transfer agent fees .............................................        72,686
 Accounting fees .................................................        66,903
 Legal fees ......................................................        48,875
 Registration expenses ...........................................        29,848
 Insurance fees ..................................................        28,066
 12B-1 distribution fees (Class Z) ...............................        27,873
 Custodian fees ..................................................        23,654
 Auditing fees ...................................................        23,000
 Trustees fees ...................................................        22,864
 Report to shareholder expense ...................................        16,676
 Miscellaneous expenses ..........................................         6,036
                                                                     -----------
    Total expenses ...............................................     1,508,495
Expenses reimbursed (Note E) .....................................             -
                                                                     -----------
    Net Expenses .................................................     1,508,495
                                                                     -----------
Net Investment Income ............................................     1,817,282
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
 Net realized gain on investments ................................     2,767,694
 Net change in unrealized appreciation on
   investments ...................................................    23,766,941
                                                                     -----------
 Net realized and unrealized gain on
   investments ...................................................    26,534,635
                                                                     -----------
Increase in Net Assets from Operations ...........................   $28,351,917
                                                                     ===========


See accompanying notes to financial statements.

EQUITY INVESTMENT FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                       FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED
                                                      6/30/2004       6/30/2003
                                                     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
 Net investment income ..........................    $  1,817,282   $  2,563,028
 Net realized gain (loss) on investments ........       2,767,694    (40,974,304)
 Net change in unrealized appreciation on
   investments ..................................      23,766,941     30,212,244
                                                     ------------   ------------
 Increase (decrease) in net assets ..............      28,351,917     (8,199,032)
                                                     ------------   ------------
Dividends and distributions to shareholders:
 From net investment income:
   Class McMorgan shares.........................      (1,741,137)    (2,507,513)
   Class Z shares................................         (73,437)      (127,479)
 From capital gains:
   Class McMorgan shares.........................               -              -
   Class Z shares................................               -              -
                                                     ------------   ------------
 Total dividends and distributions to
   shareholders .................................      (1,814,574)    (2,634,992)
                                                     ------------   ------------
Capital share transactions:
 Net proceeds from sale of shares:
   Class McMorgan shares.........................      39,190,208     26,212,652
   Class Z shares................................       3,047,603      4,876,705
 Net asset value of shares issued to
   shareholders in reinvestment of dividends and
   distributions:
   Class McMorgan shares.........................       1,733,385      2,447,979
   Class Z shares................................          73,437        127,479
                                                     ------------   ------------
                                                       44,044,633     33,664,815
 Cost of shares redeemed:
   Class McMorgan shares.........................     (53,271,477)   (33,119,878)
   Class Z shares................................      (3,576,628)    (6,621,781)
                                                     ------------   ------------
 Decrease in net assets derived from capital
   share transactions ...........................     (12,803,472)    (6,076,844)
                                                     ------------   ------------
 Total increase (decrease) in net assets ........      13,733,871    (16,910,868)
Net Assets:
 Beginning of year ..............................     192,640,116    209,550,984
                                                     ------------   ------------
 End of year (including undistributed net
   investment income of $32,116 and $29,408
   respectively) ................................    $206,373,987   $192,640,116
                                                     ============   ============


See accompanying notes to financial statements.

                                                                 MCMORGAN FUNDS


EQUITY INVESTMENT FUND


--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables below set forth financial data for a share of beneficial interest outstanding throughout each year presented.


                                        FOR THE        FOR THE
                                          YEAR           YEAR         FOR THE         FOR THE        FOR THE
                                         ENDED          ENDED        YEAR ENDED     YEAR ENDED      YEAR ENDED
                                       6/30/2004      6/30/2004      6/30/2003       6/30/2003      6/30/2002
                                     --------------   ---------    --------------   ----------    --------------
                                     CLASS MCMORGAN    CLASS Z     CLASS MCMORGAN     CLASS Z     CLASS MCMORGAN
                                     --------------   ---------    --------------   ----------    --------------
Net asset value, beginning of
  year...........................       $  18.04       $ 18.04        $  19.05        $ 19.05        $  24.57
                                     --------------   ---------    --------------   ----------    --------------
 Income from investment
  operations:
 Net investment income ..........           0.18          0.13            0.23           0.18            0.21
 Net realized and unrealized
  gain (loss) on investments.....           2.54          2.53           (1.00)         (1.00)          (5.12)
                                        --------       -------        --------        -------        --------
    Total from investment
      operations.................           2.72          2.66           (0.77)         (0.82)          (4.91)
                                        --------       -------        --------        -------        --------
 Less dividends and
  distributions:
 From net investment income .....          (0.18)        (0.13)          (0.24)         (0.19)          (0.20)
 From capital gains .............              -             -               -              -           (0.41)
                                        --------       -------        --------        -------        --------
    Total dividends and
      distributions..............          (0.18)        (0.13)          (0.24)         (0.19)          (0.61)
                                        --------       -------        --------        -------        --------
Net asset value, end of year.....       $  20.58       $ 20.57        $  18.04        $ 18.04        $  19.05
                                        ========       =======        ========        =======        ========
Total return.....................          15.11%        14.78%          (3.99)%        (4.23)%        (20.34)%
Ratios/Supplemental Data
 Net assets, end of year (in
  000's).........................       $195,193       $11,181        $182,470        $10,170        $196,914
 Ratio of expenses to average
  net assets before reimbursement
  and recovery of expenses by
  Advisor........................           0.72%         0.97%           0.71%          0.96%           0.71%
 Ratio of expenses to average
  net assets after reimbursement
  and recovery of expenses by
  Advisor........................           0.72%         0.97%           0.71%          0.96%           0.71%
 Ratio of net investment income
  to average net assets before
  reimbursement and recovery of
  expenses by Advisor............           0.90%         0.65%           1.34%          1.09%           0.95%
 Ratio of net investment income
  to average net assets after
  reimbursement and recovery of
  expenses by Advisor............           0.90%         0.65%           1.34%          1.09%           0.95%
 Portfolio turnover .............          39.13%        39.13%          30.77%         30.77%          14.95%


                                       FOR THE         FOR THE          FOR THE         FOR THE
                                     YEAR ENDED       YEAR ENDED     PERIOD ENDED      YEAR ENDED
                                      6/30/2002       6/30/2001       6/30/2001*       6/30/2000
                                     ----------     --------------   ------------    --------------
                                       CLASS Z      CLASS MCMORGAN      CLASS Z      CLASS MCMORGAN
                                     ----------     --------------   ------------    --------------
Net asset value, beginning of
  year...........................      $ 24.57         $  30.17         $ 27.68         $  30.37
                                     ----------     --------------   ------------    --------------
 Income from investment
  operations:
 Net investment income ..........         0.15             0.19            0.06             0.23
 Net realized and unrealized
  gain (loss) on investments.....        (5.11)           (3.83)          (3.10)            0.30
                                       -------         --------         -------         --------
    Total from investment
      operations.................        (4.96)           (3.64)          (3.04)            0.53
                                       -------         --------         -------         --------
 Less dividends and
  distributions:
 From net investment income .....        (0.15)           (0.20)          (0.07)           (0.23)
 From capital gains .............        (0.41)           (1.76)              -            (0.50)
                                       -------         --------         -------         --------
    Total dividends and
      distributions..............        (0.56)           (1.96)          (0.07)           (0.73)
                                       -------         --------         -------         --------
Net asset value, end of year.....      $ 19.05         $  24.57         $ 24.57         $  30.17
                                       =======         ========         =======         ========
Total return.....................       (20.52)%         (12.44)%        (10.97)%(a)        1.80%
Ratios/Supplemental Data
 Net assets, end of year (in
  000's).........................      $12,637         $228,606         $11,645         $260,033
 Ratio of expenses to average
  net assets before reimbursement
  and recovery of expenses by
  Advisor........................         0.96%            0.69%           0.94%+           0.67%
 Ratio of expenses to average
  net assets after reimbursement
  and recovery of expenses by
  Advisor........................         0.96%            0.69%           0.94%+           0.68%
 Ratio of net investment income
  to average net assets before
  reimbursement and recovery of
  expenses by Advisor............         0.70%            0.69%           0.44%+           0.78%
 Ratio of net investment income
  to average net assets after
  reimbursement and recovery of
  expenses by Advisor............         0.70%            0.69%           0.44%+           0.77%
 Portfolio turnover .............        14.95%           22.52%          22.52%           13.68%


------------

*   Class Z commenced operations on February 1, 2001.
(a) Total return is not annualized.
+   Annualized.


See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                                     JUNE 30, 2004


NOTE (A) SIGNIFICANT ACCOUNTING POLICIES: McMorgan Funds (the "Trust"), is a no-load, open-end management investment company that is registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware statutory trust (formerly business trust) on February 3, 1994. The Trust offers shares of beneficial interest (collectively, the "Shares") in the following series: McMorgan Principal Preservation Fund (the "Principal Preservation Fund"), McMorgan Intermediate Fixed Income Fund (the "Intermediate Fixed Income Fund"), McMorgan Fixed Income Fund (the "Fixed Income Fund"), McMorgan Balanced Fund (the "Balanced Fund"), McMorgan Equity Investment Fund (the "Equity Investment Fund") and McMorgan High Yield Fund (the "High Yield Fund") (collectively, the "Funds"). The Intermediate Fixed Income Fund, Balanced Fund, and Equity Investment Fund offer two classes of shares: McMorgan Funds Shares and Class Z Shares. The Fixed Income Fund offers four classes of shares: McMorgan Funds shares, Class Z shares, Class R1 shares and Class R2 shares. Class R1 shares and Class R2 shares commenced operations on January 2, 2004. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The Principal Preservation Fund only offers the McMorgan Funds class of shares. The Principal Preservation Fund commenced investment operations on July 13, 1994. The Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund and Equity Investment Fund commenced investment operations on July 14, 1994. The High Yield Fund commenced investment operations on November 3, 2003. Investment in the Principal Preservation Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Principal Preservation Fund will be able to maintain a stable net asset value of $1.00. Certain officers and trustees of the Funds are also officers and directors of McMorgan & Company LLC (the "Advisor"). The Advisor is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM"), which is a diversified financial services holding company and a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life Investment Management LLC, a wholly-owned subsidiary of NYLIM, is the sub-advisor to the High Yield Fund. No officer or employee of the Advisor receives any compensation from the Funds for acting as a trustee of the Funds. All Trust officers serve without direct compensation from the Funds. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

   (1) SECURITY VALUATION: The net asset value per share of each Fund is computed as of the close of regular trading on the New York Stock Exchange. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The equity securities of each Fund listed or traded on a stock exchange are valued at the last sale price on its principal exchange. If no sale price is reported, the security shall be valued at the mean between the closing bid price and asked price on that exchange. Securities traded over-the-counter are priced at the closing bid price supplied through such system. Fixed-income securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Funds' Board of Trustees. The prices for futures contracts are valued at the settlement prices established each day on the exchange where they are principally traded.

   Rights and warrants are valued at the last sale price at the close of the exchange on which the security to which the right or warrant relates is principally traded. In some situations, certain markets may not be closed at the time at which a security must be valued. In these situations, a pricing service provides "snapshot" prices of such securities. All securities held in the portfolio of the Principal Preservation Fund, and the debt securities with maturities of 60 days or less held by the other Funds, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent the fair value in the judgment of the Fund's investment adviser or designee, are valued at fair value as determined in good faith by the Funds' Board of Trustees. Such fair valuation is determined by taking into account relevant factors and surrounding circumstances.

   (2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements to earn income. The Funds may only enter into repurchase agreements with financial institutions that are deemed to be creditworthy by the Advisor, pursuant to guidelines established by the Funds' Board of Trustees. During the term of any repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller. Repurchase agreements are considered under the Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized by securities in which the Fund may invest directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Fund may experience a delay or difficulty in exercising its right to the collateral. In addition, the Funds may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security.

   (3) INVESTMENT INCOME AND SECURITY TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums/ discounts on fixed income securities are amortized/accreted daily. Security transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in-first-out method.

   (4) FEDERAL INCOME TAXES: The Trust has elected to be treated as a "regulated investment company" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of the Funds' net taxable income. Each Fund qualified for such treatment for the year ended June 30, 2004. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements.

   (5) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date.

   (6) USE OF ESTIMATES: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (7) HIGH-YIELD SECURITIES ("junk bonds") are generally considered speculative because they present a greater risk of loss than higher-quality debt securities and may be subject to greater price volatility. Foreign securities may be subject to greater risks than U.S. investments, including currency fluctuations, less-liquid trading markets, greater price volatility, political and economic instability, less publicly available information, and changes in tax or currency laws or monetary policy. These risks are likely to be greater in emerging markets than in developed markets.

   RESTRICTED SECURITIES: The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Restricted securities held at June 30, 2004:


                                                                                                                         PERCENT
SECURITY                                                                  DATE OF      SHARE                6/30/04        OF
--------                                                                ACQUISITION   AMOUNT      COST       VALUE     NET ASSETS
                                                                        -----------   ------    --------    --------   ----------
Haights Cross Communications, Inc.
 Preferred Stock
 16.00%, Class B......................................................      1/22/04      6,286    $292,429    $308,015       0.6%
 Warrants.............................................................      1/22/04          7           0(a)        0(a)    0.0(b)
 Warrants, Preferred Class A..........................................      1/22/04      6,225          62          62       0.0(b)
                                                                                                  --------    --------       ---
                                                                                                  $292,491    $308,077       0.6%
                                                                                                  ========    ========       ===

(a)  Less than one dollar.
(b)  Less than one tenth of a percent.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Principal Preservation Fund declares dividends daily from its net investment income. The Principal Preservation Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. The Intermediate Fixed Income Fund, the Fixed Income Fund and the High Yield Fund distribute their respective net investment income to shareholders monthly and net capital gains, if any, are distributed annually. With respect to the Balanced Fund and the Equity Investment Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually.

The tax character, of distributions paid during the years ended June 30, 2004 and June 30, 2003, was as follows:


                                                                                      INTERMEDIATE
                                                                                      FIXED INCOME               FIXED INCOME
                                                                                          FUND                       FUND
                                                                                ------------------------    -----------------------
                                                                                   2004          2003          2004         2003
                                                                               -----------    ----------    ----------   ----------
Distributions paid from:
 Ordinary income ...........................................................   $ 8,354,076    $8,013,964    $3,611,823   $2,027,527
 Long-term capital gain ....................................................     3,239,056       471,822        19,383            -
                                                                               -----------    ----------    ----------   ----------
                                                                               $11,593,132    $8,485,786    $3,631,206   $2,027,527
                                                                               ===========    ==========    ==========   ==========



                                                                   HIGH YIELD           BALANCED               EQUITY INVESTMENT
                                                                      FUND                FUND                       FUND
                                                                   ----------    -----------------------    -----------------------
                                                                      2004         2004          2003          2004         2003
                                                                   ----------   ----------    ----------    ----------   ----------
Distributions paid from:
 Ordinary income...............................................    $2,605,922   $2,866,834    $4,212,756    $1,814,574   $2,634,992
 Long-term capital gain........................................             -            -        14,376             -            -
                                                                   ----------   ----------    ----------    ----------   ----------
                                                                   $2,605,922   $2,866,834    $4,227,132    $1,814,574   $2,634,992
                                                                   ==========   ==========    ==========    ==========   ==========


As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:


                                                                                               INTERMEDIATE
                                                                                               FIXED INCOME      FIXED INCOME
                                                                                                   FUND              FUND
                                                                                               ------------    -----------------
Undistributed ordinary income..............................................................    $    229,124      $     91,890
Undistributed long-term gain (Capital loss carryforward)...................................          79,405            (9,015)
Unrealized depreciation....................................................................      (2,046,423)         (954,201)
                                                                                               ------------      ------------
                                                                                               $ (1,737,894)     $   (871,326)
                                                                                               ============      ============

                                                                                 HIGH YIELD      BALANCED      EQUITY INVESTMENT
                                                                                    FUND           FUND              FUND
                                                                                 ----------    ------------    -----------------
Undistributed ordinary income ................................................    $ 451,879    $     93,072      $     32,111
Undistributed long-term gain (Capital loss carryforward) .....................           --     (12,163,941)      (40,893,905)
Unrealized appreciation (depreciation) .......................................     (732,861)      3,725,296         7,611,546
                                                                                  ---------    ------------      ------------
                                                                                  $(280,982)   $ (8,345,573)      $(33,250,248)
                                                                                  =========    ============      ============


The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to wash sales.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare as dividends, in each calendar year, at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

On June 30, 2004, the following Funds had reclassifications between undistributed net investment income and accumulated net realized gain/loss on investments as a result of other reclassifications.

                                                                                                 INCREASE       INCREASE (DECREASE)
                                                                                                (DECREASE)         IN ACCUMULATED
                                                                                             IN UNDISTRIBUTED       NET REALIZED
                                                                                              NET INVESTMENT        GAIN/LOSS ON
                                                                                                  INCOME            INVESTMENTS
                                                                                             ----------------   -------------------
Intermediate Fixed Income Fund ..........................................................        $(1,578)              $1,578
Fixed Income Fund .......................................................................           (802)                 802
Balanced Fund ...........................................................................             18                  (18)

Net assets of the Funds were unaffected by the reclassifications discussed.

NOTE (C) CAPITAL SHARE TRANSACTIONS (IN 000'S): Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

                              PRINCIPAL PRESERVATION FUND                     INTERMEDIATE FIXED INCOME FUND
                             -----------------------------     --------------------------------------------------------------
                                     CLASS MCMORGAN                   CLASS MCMORGAN                      CLASS Z
                             -----------------------------    -----------------------------     -----------------------------
                              YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                             JUNE 30, 2004   JUNE 30, 2003    JUNE 30, 2004   JUNE 30, 2003    JUNE 30, 2004    JUNE 30, 2003
                             -------------   -------------    -------------   -------------    -------------    -------------
Shares sold..............       263,634          309,330          5,514            4,757             122            1,009
Shares issued in
  reinvestment of
  dividends and
  distributions..........         1,264            2,151          1,072              755              11               15
                               --------         --------         ------           ------            ----            -----
                                264,898          311,481          6,586            5,512             133            1,024
Shares redeemed..........      (291,678)        (292,455)        (7,256)          (3,658)           (305)            (877)
                               --------         --------         ------           ------            ----            -----
Net increase (decrease)..       (26,780)          19,026           (670)           1,854            (172)             147
                               ========         ========         ======           ======            ====            =====

                                                                                           FIXED INCOME FUND
                                                                     --------------------------------------------------------------
                                                                            CLASS MCMORGAN                       CLASS Z
                                                                     -----------------------------    -----------------------------
                                                                      YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                    JUNE 30, 2004    JUNE 30, 2003    JUNE 30, 2004   JUNE 30, 2003
                                                                    -------------    -------------    -------------   -------------
Shares sold .....................................................         849            1,095            1,498           1,552
Shares issued through reinvestment of dividends .................         206              143              117              32
                                                                        -----            -----            -----           -----
                                                                        1,055            1,238            1,615           1,584
Shares redeemed .................................................        (911)            (541)            (589)           (535)
                                                                        -----            -----            -----           -----
Net increase ....................................................         144              697            1,026           1,049
                                                                        =====            =====            =====           =====

                                                                                         FIXED INCOME FUND
                                                                 ------------------------------------------------------------------
                                                                           CLASS R1**                         CLASS R2**
                                                                 -------------------------------    -------------------------------
                                                                  YEAR ENDED                         YEAR ENDED
                                                                JUNE 30, 2004                       JUNE 30, 2004
                                                                -------------                       -------------
Shares sold .................................................            --(a)                              --(a)
Shares issued through reinvestment of dividends .............            --                                 --
                                                                   --------                           --------
                                                                         --(a)                              --(a)
Shares redeemed .............................................            --                                 --
                                                                   --------                           --------
Net increase ................................................            --(A)                              --(A)
                                                                   ========                           ========

                                                                                             BALANCED FUND
                                                                     --------------------------------------------------------------
                                                                            CLASS MCMORGAN                       CLASS Z
                                                                     -----------------------------    -----------------------------
                                                                      YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                    JUNE 30, 2004    JUNE 30, 2003    JUNE 30, 2004   JUNE 30, 2003
                                                                    -------------    -------------    -------------   -------------
Shares sold .....................................................        1,181            1,058             88              383
Shares issued through reinvestment of dividends .................          162              255              8               14
                                                                        ------           ------            ---             ----
                                                                         1,343            1,313             96              397
Shares redeemed .................................................       (2,206)          (3,627)           (90)            (394)
                                                                        ------           ------            ---             ----
Net increase (decrease) .........................................         (863)          (2,314)             6                3
                                                                        ======           ======            ===             ====


                                                                                         EQUITY INVESTMENT FUND
                                                                     --------------------------------------------------------------
                                                                            CLASS MCMORGAN                       CLASS Z
                                                                     -----------------------------    -----------------------------
                                                                      YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                                    JUNE 30, 2004    JUNE 30, 2003    JUNE 30, 2004   JUNE 30, 2003
                                                                    -------------    -------------    -------------   -------------
Shares sold .....................................................        1,959            1,570            154              284
Shares issued through reinvestment of dividends .................           88              143              4                7
                                                                        ------           ------           ----             ----
                                                                         2,047            1,713            158              291
Shares redeemed .................................................       (2,674)          (1,935)          (178)            (391)
                                                                        ------           ------           ----             ----
Net decrease ....................................................         (627)            (222)           (20)            (100)
                                                                        ======           ======           ====             ====



                                                              HIGH YIELD FUND*
                                                              ----------------
                                                               CLASS MCMORGAN
                                                              ----------------
                                                                 YEAR ENDED
                                                                JUNE 30, 2004
                                                              ----------------
SHARES SOLD ......................................................  5,367
SHARES ISSUED THROUGH REINVESTMENT OF DIVIDENDS ..................    258
                                                                    -----
                                                                    5,625
SHARES REDEEMED ..................................................      0
                                                                    -----
NET INCREASE......................................................  5,625
                                                                    =====


(a) Less than one thousand.
*   Fund commenced operations on November 3, 2003.
**  First offered on January 1, 2004.


NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended June 30, 2004 were:


                                                     AGGREGATE     PROCEEDS FROM
                                                     PURCHASES         SALES
                                                    ------------   -------------
Intermediate Fixed Income Fund .................    $410,801,434    $422,266,732
Fixed Income Fund ..............................     140,491,405     132,254,178
Balanced Fund ..................................     138,670,790     153,177,765
Equity Investment Fund .........................      78,331,375      94,964,891
High Yield Fund ................................      76,358,753      21,496,171


NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under its investment advisory agreements with each of the Funds, the Advisor provides investment advisory services to the Funds. The Funds will pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund: 0.25% for the Principal Preservation Fund; 0.35% for the Intermediate Fixed Income Fund; 0.35% for the Fixed Income Fund; 0.45% for the Balanced Fund; 0.50% for the Equity Investment Fund and the High Yield Fund. These fees are accrued daily and paid monthly. The Advisor has voluntarily undertaken to absorb for the McMorgan Funds Class of Principal Preservation Fund, Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund, Equity Investment Fund and High Yield Fund, operating expenses which cause total expenses to exceed 0.30%, 0.50%, 0.50%, 0.60%, 0.75% and 0.75%, respectively.
While the Advisor has not undertaken to limit the total annual operating expenses of the Class Z shares, the Advisory fee waiver would also apply to these shares. For the period July 1, 2003 through June 30, 2004, the net amount of expenses the Advisor absorbed, subject to repayment, totaled $722,333: $242,530 for the Principal Preservation Fund; $132,200 for the Intermediate Fixed Income Fund; $160,536 for the Fixed Income Fund; $22,202 for the High Yield Fund and $164,865 for the Balanced Fund.

The investment advisory agreements provide that any reductions or expense reimbursements made by the Advisor in its fees are subject to reimbursement by the Funds within the following three years of such reduction or reimbursement provided that the Funds are able to effect such reimbursement and remain in compliance with applicable expense limitations.

Since July 1, 2002 through June 30, 2004, the Advisor has reduced its management fee and otherwise absorbed Fund expenses for each Fund in the following amounts: Principal Preservation Fund $694,477; Intermediate Fixed Income Fund $314,211; Fixed Income Fund $436,781; High Yield Fund $22,202 and Balanced Fund $443,204.

As of June 30, 2004 the Advisor can recover the following reimbursement amounts:


                                                                            EXPIRES 2005    EXPIRES 2006    EXPIRES 2007     TOTAL
                                                                            ------------    ------------    ------------   --------
Principal Preservation Fund .............................................     $232,736        $219,211        $242,530     $694,477
Intermediate Fixed Income Fund ..........................................       65,222         116,789         132,200      314,211
Fixed Income Fund .......................................................      130,209         146,036         160,536      436,781
High Yield Fund .........................................................           --              --          22,202       22,202
Balanced Fund ...........................................................      132,526         145,813         164,865      443,204


New York Life Investment Management LLC ("NYLIM") serves as sub-advisor for the High Yield Fund. Pursuant to a sub-advisory agreement, the Advisor pays NYLIM 50% of the fee received by the Advisor from the High Yield Fund.

The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Class Z Shares of the Intermediate Fixed Income Fund, Fixed Income Fund, Balanced Fund, Equity Investment Fund and High Yield Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the applicable Fund will reimburse NYLIFE Distributors LLC, an affiliate of the Advisor, who serves as distributor to the Funds pursuant to an Underwriting Agreement, or a third party administrator for actual distributions and shareholder servicing expenses incurred, on an annual basis of 0.25% of each Fund's Class Z Shares average daily net assets.

NOTE (F) TRANSFER AGENT: NYLIM Service Company LLC, an affiliate of the Advisor, serves as the Funds transfer agent. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which NYLIM Service Company LLC is responsible. Transfer agent expenses accrued for the year ended June 30, 2004 for each Fund were as follows: Principal Preservation Fund $50,339; Intermediate Fixed Income Fund $57,100; Fixed Income Fund $54,224; High Yield Fund $3,200; Balanced Fund $63,705 and Equity Investment Fund $72,686.

NOTE (G) ADMINISTRATOR: New York Life Investment Management LLC, an affiliate of the Advisor, serves as administrator for the Funds. For providing administrative services to the Funds, New York Life Investment Management LLC receives from each Fund a basic fee, computed daily and paid monthly. Administration fees accrued for the year ended June 30, 2004 for each Fund were as follows: Principal Preservation Fund $73,967; Intermediate Fixed Income Fund $104,792; Fixed Income Fund $41,754; High Yield Fund $17,454; Balanced Fund $79,768 and Equity Investment Fund $113,452.

The Fund pays the Administrator a monthly fee for accounting services provided. Fees for accounting services provided to the Funds by the Administrator for the year ended June 30, 2004 were as follows: Principal Preservation Fund $46,543; Intermediate Fixed Income Fund $64,277; Fixed Income Fund $45,062; High Yield Fund $21,301; Balanced Fund $56,643 and Equity Investment Fund $66,903.

NOTE (H) TRUSTEES FEES: Trustees, other than those affiliated with the Advisor or NYLIM, are paid an annual retainer of $16,000 and $1,000 for each Board of Trustees meeting attended plus reimbursement for travel and out-of-pocket expenses. The Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-788-9485.

NOTE (I) CAPITAL LOSS CARRYFORWARD: As of June 30, 2004, the Funds had available for federal tax purposes unused capital loss carryforwards as follows:


                                                                                      EXPIRES 2011    EXPIRES IN 2012      TOTAL
                                                                                      ------------    ---------------   -----------
Fixed Income Fund.................................................................     $       --       $     9,015     $     9,015
Balanced Fund.....................................................................      2,187,754         9,976,187      12,163,941
Equity Investment Fund............................................................      4,092,032        36,801,873      40,893,905

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------


TO THE SHAREHOLDERS AND TRUSTEES OF
MCMORGAN FUNDS
SAN FRANCISCO, CALIFORNIA

We have audited the accompanying statements of assets and liabilities of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund, each a series of shares of beneficial interest of McMorgan Funds, including the portfolios of investments, as of June 30, 2004 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McMorgan Principal Preservation Fund, McMorgan Intermediate Fixed Income Fund, McMorgan Fixed Income Fund, McMorgan High Yield Fund, McMorgan Balanced Fund and McMorgan Equity Investment Fund as of June 30, 2004, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

                              TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JULY 23, 2004

MCMORGAN FUNDS -- TRUSTEES AND OFFICERS (UNAUDITED)


                                                                                              NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                              FUND
                                                TERM OF OFFICE       PRINCIPAL                COMPLEX           OTHER
NAME, ADDRESS                POSITION(S)        AND LENGTH OF        OCCUPATION(S)            OVERSEEN          DIRECTORSHIPS
AND AGE                      HELD WITH FUND     TIME SERVED(1)       DURING PAST 5 YEARS      BY TRUSTEE        HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
Terry A. O'Toole*            Chairman,          Since                President & CEO                  6                N/A
McMorgan & Company LLC       Chief              Inception**          McMorgan &
One Bush Street              Executive                               Company
San Francisco, CA 94104      Officer
56
---------------------------------------------------------------------------------------------------------------------------------
Robert C. Daney, CPA         Trustee            Since 05/04          Partner, Brach,                  6                N/A
McMorgan & Company LLC                                               Neal, Daney &
One Bush Street                                                      Spence LLP
San Francisco, CA 94104                                              (1981-Present)
54
---------------------------------------------------------------------------------------------------------------------------------
Kenneth I. Rosenblum         Trustee            Since inception      Independent                      6                N/A
McMorgan & Company LLC                                               Consultant
One Bush Street
San Francisco, CA 94104
63
---------------------------------------------------------------------------------------------------------------------------------
Walter B. Rose               Trustee            Since inception      President, Venture               6                N/A
McMorgan & Company LLC                                               Consulting Corp.
One Bush Street                                                      (1998 - Present);
San Francisco, CA 94104                                              prior thereto,
                                                                     President, McBain,
58                                                                   Rose Partners
---------------------------------------------------------------------------------------------------------------------------------
Mark R. Taylor*              Treasurer          Since 10/01          Vice President,                  6                N/A
McMorgan & Company LLC                                               McMorgan &
One Bush Street                                                      Company LLC;
San Francisco, CA 94104
44
---------------------------------------------------------------------------------------------------------------------------------
Deane A. Nelson, CFA*        Vice President     Since inception      Vice President,                  6                N/A
McMorgan & Company LLC       & Secretary                             McMorgan &
One Bush Street                                                      Company LLC
San Francisco, CA 94104
55
---------------------------------------------------------------------------------------------------------------------------------
Robert M. Hirsch*            Compliance         Since inception      General Counsel,                 6                N/A
McMorgan & Company LLC       Officer                                 McMorgan &
One Bush Street                                                      Company LLC
San Francisco, CA 94104
50
---------------------------------------------------------------------------------------------------------------------------------
Patrick J. Farrell           Chief              Since 12/03          Chief Financial                  6                N/A
New York Life Investment     Financial                               Officer and
Management LLC               Officer &                               Treasurer of
169 Lackawanna Avenue        Assistant                               MainStay Funds,
Parsippany, NJ 07054         Treasurer                               MainStay VP Funds
44                                                                   and Eclipse Funds
---------------------------------------------------------------------------------------------------------------------------------

---------------
(1) Each Trustee and Officer serves for an indefinite term, until his resignation, death or removal.
*    An "interested person" as defined in the 1940 Act.
**   Resigned, effective July 1, 2004.

MCMORGAN FUNDS -- PROXY VOTING GUIDELINES (UNAUDITED)
-----------------------------------------------------


McMorgan & Company LLC, the investment advisor of McMorgan Funds ("Funds"), votes all proxies in the Funds. A description of the policies and procedures that McMorgan & Company LLC uses to determine how to vote proxies and how McMorgan & Company LLC voted proxies during the most recent 12-month period ended June 30 is available (without charge), on the McMorgan Funds website (www.McMorganFunds.com).

                                     MCMORGAN
                                     --------
                                        FUNDS

                           --------------------------
                           STRAIGHT FORWARD INVESTING
                           --------------------------
                                   ESTD 1994

BOARD OF TRUSTEES
Terry A. O'Toole
Robert C. Daney
Walter B. Rose
Kenneth I. Rosenblum

OFFICERS
Terry A. O'Toole, President and CEO
Patrick J. Farrell, CFO
Deane A. Nelson, Vice President and Secretary
Mark R. Taylor, Treasurer
Robert R. Hirsch, Compliance Officer

INVESTMENT ADVISOR
McMorgan & Company LLC
One Bush Street, Suite 800
San Francisco, CA 94104

CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY 10286

UNDERWRITER
NYLIFE Distributors LLC
169 Lackawanna Avenue
Parsippany, NJ 07054

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
1220 19th Street, NW, Suite 600
Washington, DC 20036

SHAREHOLDER SERVICES
NYLIM Service Company LLC
169 Lackawanna Avenue
Parsippany, NJ 07054

AUDITORS
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103

For Additional Information about McMorgan Funds call:
(800) 831-1994 (7AM to 5PM PST)

This report is submitted for general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds' objectives, policies, expenses and other information.

ITEM 2.   CODE OF ETHICS.

         As of the end of the period covered by this report, Registrant had adopted a code of ethics (the "Code") that applies to Registrant's principal executive office ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO and PFO during the period covered by this report.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the registrant has at least one "audit committee" financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Robert
C. Daney. Mr. Daney is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $75,500 for 2002 and $84,000 for 2003.

         (b) Audit-Related Fees. No fees were billed by the principal accountant during the last two fiscal years for audit-related services.

         (c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $5,000 for both 2002 and 2003.

         (d) All Other Fees. No fees were billed during the last two fiscal years for products and services provided by the principal accountant, other than services reported in paragraphs (a) and (c) of this item.

         (e) Pre-Approval Policies and Procedures.

                           none

ITEM 5.

         Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

         Registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.



ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal year that have materially affected or are reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) The code of ethics referenced in Item 2 of this Report is filed as an exhibit to this filing.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940 are furnished as exhibits to this filing.

(b)(2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as exhibits to this filing.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MCMORGAN FUNDS.

By:      /s/ Mark R. Taylor
         ------------------
         Mark R. Taylor
         PRESIDENT

Date:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Mark R. Taylor
         ------------------
         Mark R. Taylor
         PRESIDENT

Date:

By:      /s/ Patrick J. Farrell
         ----------------------
         PATRICK J. FARRELL
         ASSISTANT TREASURER
         CHIEF FINANCIAL OFFICER

Date:


                                  EXHIBIT INDEX

                  (a) Code of Ethics.

                  (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                  (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.